Exhibit 99.1


               SETTLEMENT AND POLICY BUYBACK AGREEMENT AND RELEASE

      This Settlement and Policy Buyback Agreement and Release ("Settlement and Buyback Agreement") is made by and among Congoleum Corporation, Congoleum Sales, Inc. and Congoleum Fiscal, Inc.; upon its creation, the Plan Trust; and Century Indemnity Company, individually and as successor to CCI Insurance Company, as successor to Insurance Company of North America.

                                    RECITALS

      WHEREAS, asbestos-related Claims including, but not limited to Asbestos Personal Injury Claims and Asbestos Property Damage Claims, have been asserted against certain of the Congoleum Entities; and

      WHEREAS, certain of the Century Entities issued or allegedly issued one or more of the Subject Policies; and

      WHEREAS, the Congoleum Entities assert that certain of the Century Entities are obligated to provide coverage under the Subject Policies with respect to asbestos-related Claims including Asbestos Personal Injury Claims and Asbestos Property Damage Claims; and

      WHEREAS, there is a dispute among certain of the Congoleum Entities and certain of the Century Entities regarding their respective rights and obligations with respect to insurance coverage for Claims including Asbestos Claims; and

      WHEREAS, Congoleum Corporation and Century Indemnity Company are parties to a lawsuit styled Congoleum Corporation v. ACE American Insurance Company, et al., Docket No. MID-L-8908-01 pending in the Superior Court of New Jersey, Law Division, Middlesex County (the "Coverage Action") in which Congoleum Corporation has asserted claims against Century Indemnity Company, among other insurers; and

      WHEREAS, on December 31, 2003, Congoleum Corporation, Congoleum Fiscal, Inc. and Congoleum Sales, Inc. (collectively, the "Debtors") filed petitions pursuant to Chapter 11 of the Bankruptcy Code in the United States Bankruptcy Court for the District of New Jersey (the "Bankruptcy Court"), jointly administered under Case No. 03-51524 (KCF) (collectively, the "Chapter 11 Cases"); and

      WHEREAS, the Debtors continue to operate their businesses as debtors and debtors-in-possession; and

      WHEREAS, Claims including Asbestos Claims have been asserted against certain of the Congoleum Entities and may be asserted in the future, and certain of the Congoleum Entities may contend that such Claims are covered under the Subject Policies; and

      WHEREAS, on March 17, 2006, the Debtors filed the Eighth Modified Joint Plan of Reorganization; and

      WHEREAS, certain of the Century Entities have objected and continue to object to the plans of reorganization proposed by the Debtors in the Chapter 11 Cases; and

      WHEREAS, the Parties now wish to enter into an agreement to settle the outstanding disputes referred to above, exchange releases as set forth herein from any further obligations under the Subject Policies that will effect, among other things, the full and complete release of the Century Entities from any and all liability of any kind arising from the Congoleum Flooring Business, and effect the buyback of the Subject Policies thereby terminating all of the Century Entities' respective obligations under, and the Congoleum Entities' respective rights in, the Subject Policies;

      NOW, THEREFORE, in consideration of the promises and of the mutual covenants contained herein, and intending to be legally bound hereby, subject to the satisfaction of all the conditions precedent as set forth in Section II of this Settlement and Buyback Agreement (where and when applicable), the Parties do hereby agree as follows:

I.    DEFINITIONS

      The following definitions apply to the capitalized terms herein wherever those terms appear in this Settlement and Buyback Agreement, including the prefatory paragraph, recitals, the Sections below and any exhibits attached hereto. Capitalized terms in the prefatory paragraph, recitals, and in the Sections below have the meanings ascribed to them therein to the extent they are not otherwise defined in this Definitions Section. The capitalized terms that are not defined in this Settlement and Buyback Agreement but are listed below in
Section I.BB are given the meanings designated in the Eighth Modified Joint Plan of Reorganization as of March 17, 2006 or the Ninth Modified Joint Plan of Reorganization as of August 11, 2006, as indicated in Section I.BB. Moreover, each defined term, whether stated in the singular or the plural, shall include both the singular and the plural, and pronouns stated in the masculine, feminine or neuter gender shall include the masculine, feminine and the neuter gender. The word "including" means "including but not limited to."

      A. "ABI" means American Biltrite Inc.

      B. "ACC" means the Official Committee of Unsecured Asbestos Claimants initially appointed by the United States Trustee in the Bankruptcy Case on or about April 21, 2004 and also sometimes known as the Asbestos Creditors Committee.

      C. "Additional Named Insured" means any other Person, other than Congoleum Corporation, who or that is or asserts to be a named insured, additional insured, additional named insured, or is qualified as an insured under any or all of the policies listed on Exhibit C, and/or who or that otherwise asserts or claims any right, title or interest of or through an insured, a named insured, additional insured or additional named insured under (a) any or all of the policies listed on Exhibit C, including, without limitation, the entity Congoleum-Nairn, Inc. named in policies XBC-1838 and XBC-40971, the entity Congoleum Corporation named in policies XCP3904 and XCP3956, the entity Congoleum Corporation named in policies XBC155083 (incorrectly named Congoleum Incorporated in policy XBC155083) and XCP GO 7908702, the entity Congoleum Industries, Inc. named in policies XBC-43099 and XCP3904, the entity Bath


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

Industries, Inc. named in = policies XBC-43099, XCP3904 and XCP3956, the entities Kinder Manufacturing Company, Inc. and Lewis Carpet Mills, Inc. named in policy XBC-40971, and the entities Bath Iron Works Corp., Kinder Manufacturing Company, Inc., Lewis Carpet Mills, Inc., Pennsylvania Crusher Corporation, Mersman Brothers Division, Webb Furniture Corporation, Coronet Manufacturing Co., Inc., Howard Parlor Furniture Co., Howard Parlor Furniture Co. of Texas, Inc., Howard Frame Co., Edson, Incorporated, Relax-o-Lounger, Inc., Tri-State Floors, Inc., and/or J. Isenberg & Son, Inc. named in policies XCP3904 and XCP3956 (to the extent that any such person asserts such rights under the Subject Policies).

      D. "Approval Order" means an order of the Bankruptcy Court, to be entered in the Bankruptcy Case, in substantially the form attached hereto as Exhibit A, with only such modifications as to which the Parties have consented to in writing, which order shall, among other things: (i) approve this Settlement and Buyback Agreement, the compromise and settlement memorialized herein and authorize the Debtors to perform under the Agreement in accordance with its terms; (ii) authorize and approve the sale, transfer and assignment of the Subject Policies to Century Indemnity Company, free and clear of all interests, pursuant to and to the fullest extent permitted by Sections 105 and 363 of the Bankruptcy Code; (iii) finds that Century Indemnity Company is a good faith purchaser of the Subject Policies and, as such, is entitled to all protections provided to a good faith purchaser under Section 363(m) of the Bankruptcy Code; and (iv) provides that this Settlement and Buyback Agreement shall be fully binding upon the Parties and their respective successors and assigns, including the Reorganized Debtors and the Plan Trust, and all other Persons to the fullest extent permitted by applicable law.

      E. "Business Day" means any day other than a Saturday, Sunday or other "legal holiday" as defined in Federal Bankruptcy Rule 9006(a).

      F. "Century Indemnity Company" means Century Indemnity Company, individually, and as successor to CCI Insurance Company, as successor to Insurance Company of North America.

      G. "Century Entities" means: (i) Century Indemnity Company, ACE American Insurance Company (f/k/a CIGNA Insurance Company), and ACE Property and Casualty Insurance Company (f/k/a CIGNA Property and Casualty Insurance Company); (ii) the direct or indirect predecessors, successors and assigns of each of the foregoing Persons described in Section I.G(i), no matter the degree of removal from the Persons described in Section I.G(i) (which terms shall include any Person who assumes the liabilities of any of the foregoing Persons described in
Section I.G(i) and (ii) with the approval of the appropriate insurance commissioner or other official); (iii) the respective officers, directors and attorneys of each of the foregoing Persons identified in Section I.G(i) but only when acting in their capacity as such; (iv) the respective past, present and future, direct and indirect, parents, subsidiaries, and affiliates of the entities identified in Section I.G(i) and (ii), including the entities listed on Exhibit B, when acting in their capacity as such and to the extent that Century Indemnity Company has the power and authority to give the releases set forth in
Section VI on their behalf; and (v) the respective past and present officers, directors, employees, shareholders, agents, principals, attorneys, and representatives of the Persons described in Sections I.G(iv), but only when acting in their capacity as such and to the extent that the Century Indemnity Company has the power and authority to give the releases set forth in Section VI on their behalf. Any Person who meets the definition set forth above shall be individually referred to as a "Century Entity."


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

      H. "Claim" means:

            (i) "Claim" as that term is defined in the Section 101(5) of the Bankruptcy Code;

            (ii) "Demand" as that term is defined in the Section 524(g)(5) of the Bankruptcy Code; and

            (iii) Any past, present or future, known or unknown, asserted or unasserted, foreseen or unforeseen, matured or unmatured, concealed or disclosed, fixed or contingent, direct or indirect claim, complaint, cross-complaint, counterclaim, affirmative defense, writ, demand, inquiry, request, suit, lawsuit, liability, action, cause of action, administrative proceeding, governmental action, order, judgment, settlement, lien, loss, cost or expense, and whether in law, equity, admiralty, or otherwise, and whether for economic loss, general damages, medical monitoring, punitive damages, attorneys' fees or otherwise;

      I. "Channeling Injunction" means a permanent injunction to be issued by the Bankruptcy Court and incorporated into the Confirmation Order under Section 524(g), that (a) channels, from and after the Plan Effective Date, (i) all Plan Trust Asbestos Claims, which shall include, without limitation, any and all such Claims against any of the Debtors in their individual capacity and as successors in interest to any Congoleum Entity that engaged at any time in the Congoleum Flooring Business, whether named as such or by operation of law, and (ii) all Asbestos Personal Injury Claims, which defined term shall include all Claims caused or allegedly caused by asbestos for which any predecessor or predecessors of the Debtors are otherwise liable under applicable law (that are not released hereunder, if any), of any Person, including ABI (unless such Claims are otherwise released pursuant to the Plan), against the Century Entities relating to the Subject Policies that in any way arise out of the manufacture, sale, distribution, installation, formulation, marketing, transport, handling or any other activity involving the products or premises of the Congoleum Entities, including without limitation, any operation claims, contribution claims, direct action claims, insurance coverage claims, ABI Asbestos Personal Injury Indemnity Claims (unless such claims are otherwise released pursuant to the Plan) and Congoleum Derivative Action, into the Trust to be established pursuant to the Bankruptcy Plan and (b) permanently enjoining the prosecution, continuation or commencement of any such Claim against, among other Persons, any or all of the Century Entities. The Channeling Injunction shall not provide injunctive protection to any other Asbestos Insurance Company that is broader than the injunctive protection provided to Century Entities; provided, however, that, if such injunction offers broader protection, the Debtors will use best commercial efforts to provide comparable protection to the Century Entities.

      J. "Confirmation Order" means an order or orders entered by the Bankruptcy Court in the Chapter 11 Cases, together with any order of the United States District Court issued pursuant to Section 524(g)(3)(A) of the Bankruptcy Code confirming or affirming such order, that:


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

            (i) Confirms the Plan and incorporates the Channeling Injunction;

            (ii) Has the effect of providing that the Channeling Injunction applies in full to the Century Entities with respect to any and all current and future asbestos claims, Asbestos Claims and Demands, and any other Claims, which are channeled to the Trust;

            (iii) Specifies that: (a) the Century Entities are Settling Asbestos Insurance Companies or incorporates by reference the schedule referred to in Section II.B below; (b) any prerequisites to permit the designation of the Century Entities as Settling Asbestos Insurance Companies under the terms of the Plan have been satisfied; and (c) Settling Asbestos Insurance Companies are entitled to all of the benefits of the Asbestos Channeling Injunction as Protected Parties;

            (iv) Contains findings that that Relax-o-Lounger, Inc., Kinder Manufacturing Company, Inc., Lewis Carpet Mills, Inc., Lewis Carpet Mills, Inc., Pennsylvania Crusher Corporation, Mersman Brothers Division, Webb Furniture Corporation, Coronet Manufacturing Co., Inc., Howard Parlor Furniture Co., Howard Parlor Furniture Co. of Texas, Inc., Howard Frame Co., Edson, Incorporated, J. Isenberg & Son, Inc. and Bath Iron Works Corp. have no responsibility for any of the liabilities of the Congoleum Flooring Business; provided, however, that Century Indemnity Company may waive this requirement in writing;

            (v) Provides that all of the Congoleum Entities' obligations and rights under this Settlement and Buyback Agreement shall be binding on and inure to the benefit of the Plan Trust and the Plan Trustee, and each of the foregoing shall become fully bound to all of the terms and conditions of this Settlement and Buyback Agreement, including the releases in
      Section VI, and of the Approval Order without the need for further act or documentation of any kind (which may be accomplished by a provision that makes all Asbestos Insurance Settlement Agreements, including this Settlement and Buyback Agreement, and related approval orders, including the Approval Order, binding upon and inure to the benefit of the Plan Trust and the Plan Trustee);

            (vi) Specifies that the Congoleum Entities, the FCR, the Plan Trustee, the ACC, the Claimants' Representative or anyone else may not seek to terminate, reduce or limit the scope of the Channeling Injunction or any other injunction with respect to any Century Entities.

      K. "Congoleum Entities" means: (i) the Debtors; (ii) Congoleum Corporation (the corporate entity incorporated in 1986 in Delaware, Federal Tax ID #02-0398678) as the parent of Congoleum Fiscal, Inc., Congoleum Sales, Inc. and Congoleum Pty, and one of the three debtors-in-possession; (iii) the Debtors' respective present, direct and indirect, subsidiaries and affiliates; (iv) the officers, directors and attorneys of the entities listed in Section I.K (i) through (ii) but only when acting in their capacity as such; (v) the entity Congoleum-Nairn, Inc. named in policies XBC-1838 and XBC-40971, the entity Congoleum Corporation named in policies XCP3904 and XCP3956, the entity Congoleum Corporation named in policies XBC155083 and XCP GO 7908702, the entity Congoleum Industries, Inc. named in policies XBC-43099 and XCP3904, the entity Bath Industries, Inc. named in policies XBC-43099, XCP3904 and XCP3956, the


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

entity Tri-State Flooring, Inc. named in policies XCP3904 and XCP3956, Congoleum Company, Inc., Fibic Corporation, and C.C. Liquidating Corp., to the full extent but only to the extent such entities conducted, managed, operated or were in any way involved in the Congoleum Flooring Business; (vi) the respective past and future, direct and indirect, parents, subsidiaries and affiliates of the Persons described in Sections I.K(i) and (ii), inclusive, in their capacities as such and to the full extent but only to the extent that the Debtors have the power and authority to give the releases set forth in Section VI on their behalf;
(vii) any other Additional Named Insureds under the Subject Policies, to the extent such entities conducted and operated, or otherwise have any liability for, the Congoleum Flooring Business and to the full extent but only to the extent that the Debtors have the power and authority to give the releases set forth in Section VI on their behalf; (viii) the direct and indirect predecessors, successors and assigns of each of the foregoing Persons, in their capacities as such and to the full extent but only to the extent that the Debtors have the power and authority to give the releases set forth in Section VI on their behalf; and (ix) the past and present respective officers, directors, employees, shareholders, agents, principals, attorneys and representatives of the Persons described in Sections I.K(i),(iii) and (v) through I.K(viii), inclusive, but only when acting in their capacity as such and to the extent that the Debtors have the power and authority to give the releases set forth in Section VI on their behalf. Notwithstanding anything above to the contrary and for the avoidance of doubt, ABI shall not be deemed "Congoleum Entities." Any Person who meets the definition set forth above shall be individually referred to as a "Congoleum Entity."

      L. "Congoleum Flooring Business" means the business involved in the manufacture, sale, distribution, installation, formulation, marketing, transport, handling or any other activity involving in any way flooring, vinyl sheeting flooring or floor tile products of any kind (including, but not limited to, battleship linoleum, resilient sheet vinyl flooring and tile flooring) as such activities may have been engaged in by any one or more of the Congoleum Entities; provided, however, that Congoleum Flooring Business does not include carpets within its definition or the definition of flooring and does not include the shipbuilding operations of Bath Iron Works Corp., or of Bath Industries, Inc., if any, (it being understood that such operations exclude the products of the Congoleum Flooring Business). Solely for informational purposes and to assist the parties, but not to restrict or limit the definition of the term "Congoleum Flooring Business," the Debtors represent that the above defined business was headquartered continuously in Kearny, New Jersey, from before 1965 to 1987 and none of the Congoleum Entities conducted a Congoleum Flooring Business from a headquarters other than in Kearny, New Jersey, during this period.

      M. "Court" means the Bankruptcy Court or the United States District Court for the District of New Jersey or other court of competent jurisdiction. The "Bankruptcy Court" shall mean the United States Bankruptcy Court for the District of New Jersey and, to the extent it exercises jurisdiction over the Bankruptcy Case, the United States District Court for the District of New Jersey.

      N. "Coverage Action" means the action pending in the Superior Court of New Jersey, Law Division, Middlesex County, captioned, Congoleum Corporation v. ACE American Insurance Company, et al., Docket No. MID-L-8908-01.

      O. "Execution Date" means the earliest date on which this Settlement and Buyback Agreement has been signed by all of the signatories hereto as reflected by the last dated signature entered on the signature page.

      P. "FCR" means the Futures Claims Representative appointed pursuant to the Bankruptcy Court's February 18, 2004 Order in the Chapter 11 Cases, solely in his capacity as such, together with his successors and assigns, solely in their respective capacities.

      Q. "Final Order" means an order as to which the time to appeal, petition for certiorari, or move for reargument or rehearing has expired and as to which no appeal, petition for certiorari, or other proceedings for reargument or rehearing shall then be pending or as to which any right to appeal, to petition for certiorari, to reargue, to rehear or to reconsider shall have been waived in writing by the Person possessing such right, or, in the event that an appeal, writ of certiorari, or reargument, rehearing or reconsideration thereof has been sought, such order shall have been affirmed by the highest court to which such order was appealed, or certiorari has been denied or from which reargument, rehearing or reconsideration was sought, and the time to take any further appeal, petition for certiorari, or move for reargument, rehearing or reconsideration shall have expired, and no such further appeal, petition for certiorari, or motion for reargument, rehearing or reconsideration shall have been filed.

      R. "Interest" means, with respect to the Subject Policies, any Claim, encumbrance, pledge, option, charge, easement, security interest, lien, deed of trust, or other right or interest of any nature, whether voluntarily incurred or arising by operation of law or in equity, and shall include any agreement to give any of the foregoing in the future, and any contingent or conditional sale agreement or other title retention agreement or lease in the nature thereof.

      S. "Motion" means the motion and supporting declarations and exhibits attached thereto, to be filed by the Debtors with the Bankruptcy Court for approval of this Settlement and Buyback Agreement and entry of the Approval Order, which Motion and supporting declarations shall be shared with the Parties in advance of filing and be in form and substance reasonably acceptable to the Parties.

      T. "Parties" means the signatories to this Settlement and Buyback
Agreement.

      U. "Person" means any natural or legal entity or person, including an individual, a corporation, a partnership, an association, a trust, a joint venture, a union, any other entity or organization, and any federal, state or local government or any governmental or quasi-governmental body or political subdivision or any agency, department, board or instrumentality thereof.

      V. "Plan" shall mean a plan of reorganization for the Debtors to be filed in the Bankruptcy Case pursuant to Sections 1121 and 524(g) of the Bankruptcy Code, as such plan may be modified or amended from time to time in accordance with its terms, which plan shall (among other things), provide for: (a) the Channeling Injunction; (b) the creation of the Trust; (c) the undertaking and assumption by the Trust of its obligations as set forth in this Settlement and Buyback Agreement; (d) the granting to the Century Entities of any additional release, injunction, injunctive protection, covenant not to sue, bar, or defense against and from any Claims of any Person that may be granted Pursuant to the Plan to any other insurer that settles with the Debtors, and (e) the granting to the Century Entities of all the benefits and protections as are provided for under Section II.E(i). The terms of such Plan shall be consistent with the rights and benefits provided to the Century Entities under this Settlement and Buyback Agreement and with the duties and obligations of, and releases provided by, the Congoleum Entities under this Settlement and Buyback Agreement. The terms of the Plan may not otherwise have a material adverse effect on the interests of the Century Entities under this Settlement and Buyback Agreement.


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

      W. "Plan Effective Date" means the earlier of: (i) the "Effective Date" as that term is defined in the Plan; or (ii) the first Business Day after the date on which all of the conditions precedent to the effectiveness of the Plan specified in the Plan have been satisfied or waived, or, if a stay of the Confirmation Order is in effect on such date, the first Business Day after the expiration, dissolution, or lifting of such stay.

      X. "Settlement and Buyback Amount" means the sum of Sixteen Million Nine Hundred and Fifty U.S. Dollars ($16,950,000) in cash, certified or cashiers check, or wire transfer, at the option of Century Indemnity Company.

      Y. "Subject Policies" means (a) the policies of insurance listed on Exhibit C; and (b) all other policies of insurance, whether the policies are primary, umbrella, excess or otherwise, and whether called liability, first party, third party, property, environmental impairment, employer liability or otherwise and whether known or unknown, issued by any Century Entity listed on Exhibit B prior to the Execution Date: (i) to any Congoleum Entity; and/or (ii) under which any Congoleum Entity claims to be entitled to insurance, rights or benefits, except for the statutory portion of any workers' compensation policy. With respect to any policy of insurance encompassed by Section I.Y(b), such policy shall be deemed to be a Subject Policy only to the extent of any Congoleum's Entity's rights and interests therein. For the purposes of this Settlement and Buyback Agreement, the Parties agree that "Subject Policies" shall not include: (w) any policy of insurance issued by a Person that is not a Century Entity as of the Execution Date that acquires, is merged into, or is acquired by a Century Entity on or after the Execution Date; (x) any policy of insurance issued to a Person that was not a Congoleum Entity on or before the Execution Date, except to the extent that a Congoleum Entity had rights thereunder which arose on or before the Execution Date; (y) the policies listed on Exhibit E and/or (z) the policies listed on Exhibit F, except to the extent that such policies would provide coverage to the Congoleum Entities for asbestos related Claims, including Plan Trust Claims.

      Z. "Trigger Date" means the date on which all of the conditions precedent set forth in Section II of this Settlement and Buyback Agreement have occurred.

      AA. "Trust" or "Plan Trust" means a trust to be established, on or before the Effective Date, in accordance with the terms of the Plan (and the Confirmation Order), for the payment of, and into which shall be channeled, all Plan Trust Asbestos Claims against the Congoleum Entities which shall include, without limitation, (a) any and all such Claims against any of the Debtors in their capacity as the successor in interest to the Congoleum Entities that engaged at any time in the Congoleum Flooring Business, whether named as such or by operation of law, and, (b) in accordance with the Channeling Injunction and this Agreement, all, such Claims of any Person against any or all of the Century Entities relating to or arising out of the Subject Policies or any Asbestos Personal Injury Claim, including any Contribution Claim, Direct Action Claim, or Insurance Coverage Claim.


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

      BB. The following Capitalized terms that are not defined in this Settlement and Buyback Agreement are given the meanings designated in the Eighth Modified Joint Plan of Reorganization as of March 17, 2006: Asbestos Claims, Asbestos Claims and Demands, Asbestos Channeling Injunction, Asbestos Insurance Company, Asbestos Insurance Settlement Agreements, Asbestos Property Damage Claims, Claimants' Representative, Settling Asbestos Insurance Companies, Protected Parties, Plan Trustee, Plan Trust Asbestos Claims, and Reorganized Debtors. The following Capitalized terms that are not defined in this Settlement and Buyback Agreement are given the meanings designated in the Ninth Modified Joint Plan of Reorganization as of August 11, 2006: ABI Asbestos Personal Injury Indemnity Claims, Congoleum Derivative Action and Asbestos Personal Injury Claims.

II.   CONDITIONS PRECEDENT

      The obligations of Century Indemnity Company set forth in Section III and the obligations of and releases of the Congoleum Entities and Century Entities set forth in any other provision in this Settlement and Buyback Agreement made subject to this Section II are subject to and made expressly contingent upon the satisfaction of each of the following conditions precedent:

      A. The Approval Order shall have become a Final Order;

      B. A schedule shall have been filed with the Bankruptcy Court prior to the conclusion of the Confirmation Hearing, listing the Century Entities as Settling Asbestos Insurance Companies and such schedule shall not have been amended to remove the Century Entities from such schedule;

      C. If and to the extent required under the terms of the Plan, any necessary prerequisites to permit the designation of the Century Entities as Settling Asbestos Insurance Companies, entitled to all of the benefits and protections of the Asbestos Channeling Injunction as Protected Parties, under the terms of the Plan have been satisfied;

      D. The Confirmation Order shall: (i) be in conformity with the definition of Confirmation Order in Section I.J above; (ii) be in form and substance reasonably acceptable to Century Indemnity Company and otherwise consistent with the terms of, this Settlement and Buyback Agreement; and (iii) shall have become a Final Order;

      E. The Debtors: (i) shall have filed a modified Plan which (a) provides the Century Entities with the benefits and protections of the Channeling Injunction, which benefits and protections are no less favorable to the Century Entities than those provided under the Eighth Modified Plan of Reorganization and are in form and substance acceptable to the Century Entities, (b) provides, in a form reasonably acceptable to Century Indemnity Company, for an injunction pursuant to Section 105(a) of the Bankruptcy Code that permanently enjoins all holders of Claims not channeled by the Channeling Injunction from asserting against the Century Entities any such Claims, provided that they arise out of or relate to the Subject Policies or the insuring relationship of the Century


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

Entities with the Congoleum Entities, (c) provides, in a form reasonably acceptable to Century Indemnity Company, for the granting of a full and complete release by each claimant that receives a distribution under the Plan from the Trust of all Claims (including without limitation any and all claims against the Century Entities, the Congoleum Entities and the Additional Named Insureds), arising from, relating to, or involving the manufacture, sale, distribution, installation, formulation, marketing, transport, handling or any other activity involving any asbestos containing products of the Congoleum Entities or their premises to the extent such Claim arises from, relates to or involves exposure to asbestos, including without limitation, any operation claims, contribution claims, direct action claims, insurance coverage claims and that such modifications as are necessary are made to the Disclosure Statement and otherwise to cause such consent to be effective; provided, however, that any Person who files an objection to the Section 363 sale provisions of the Approval Order shall be denied the benefits of the release otherwise to be conferred by this Section II.E(c) with Century Indemnity Company and the Debtors having the joint right to waive this requirement; (d) provides that the Reorganized Debtors will not in any way voluntarily assist any person or entity in the establishment of any right, action, cause of action or claim against the Century Entities in anyway relating to any Asbestos Claim or other Claim released under this Settlement and Buyback Agreement; and (e) the terms of which Plan shall be consistent with the rights and benefits provided to the Century Entities under this Settlement and Buyback Agreement and with the duties and obligations of, and releases provided by, the Congoleum Entities under this Settlement and Buyback Agreement; (ii) Congoleum shall use reasonable best efforts to obtain entry of an order confirming such modified Plan which provides all of the benefits and protections described in this Section II.E(i) to the Century Entities; and (iii) an order confirming such modified Plan providing all such benefits and protections under this Section II.E(i) to the Century Entities shall have become a Final Order, which Final Order, as it pertains to such benefits and protections, is in conformity with this Section II.E(i) and is acceptable in form and substance to the Century Entities as to those benefits and protections and which Final Order, as it pertains to such benefits and protections, cannot be modified, limited or terminated without the consent of the Century Entities; and (iv) the Effective Date of such modified Plan as described in this Section II.F shall have occurred;

      F. The Plan Effective Date shall have occurred; and

      G. The Debtors or the Plan Trust shall have notified the Century Entities that all of the conditions precedent described in Sections II.A through II.F, inclusive, have occurred and in fact they have occurred.

Century Indemnity Company, at its sole option and in its sole discretion, shall have the right to waive the satisfaction of any or all of the conditions precedent described in Sections II.B through II.G, inclusive, including any subsection(s) thereof, by delivery of written notice thereof to Congoleum Corporation pursuant to Section XVI below, and any condition so waived shall be deemed irrevocably waived and satisfied for all purposes of this Settlement and Buyback Agreement.

III.  PAYMENT

      A. Century Indemnity Company shall pay the Settlement and Buyback Amount, on behalf of the Century Entities, to the Plan Trust, or as otherwise directed by the Court consistent with the terms of this Settlement and Buyback Agreement, on the following payment schedule:

            (i) Within sixty (60) calendar days following the Trigger Date, Century Indemnity Company shall pay, on behalf of the Century Entities, Five Million Dollars ($5,000,000) (the date on which such funds are actually paid shall be referred to herein as the "First Payment Date");

            (ii) One year after the First Payment Date, Century Indemnity Company shall pay, on behalf of the Century Entities, Five Million Dollars ($5,000,000) (the "Second Payment Date");

            (iii) Two years after the First Payment Date, Century Indemnity Company shall pay, on behalf of the Century Entities, Five Million Dollars ($5,000,000) (the "Third Payment Date") and

            (iv) Three years after the First Payment Date, Century Indemnity Company shall pay, on behalf of the Century Entities, the remaining One Million Nine Hundred and Fifty Thousand Dollars ($1,950,000) (the "Fourth Payment Date") of the Settlement and Buyback Amount.

      B. The Parties agree that the payments made pursuant to this Settlement and Buyback Agreement and the other consideration provided are for Claims against the Congoleum Entities, including Asbestos Claims.

      C. The obligation to pay the Settlement and Buyback Amount is several, not joint and several, to the Century Entities, and, without waiver of that understanding, Century Indemnity Company is the only entity assuming the payment obligation, which it assumes in full.

IV.   LITIGATION AND BANKRUPTCY OBLIGATIONS

      A. No later than five (5) Business Days following the Execution Date, the Debtors shall:

            (i) File, and take all steps to pursue granting of, a motion pursuant to Federal Rule of Bankruptcy Procedure 2002, 6004 and 9019 and Sections 105, 363 and 1142 of the Bankruptcy Code, in a form that is reasonably acceptable to the Century Entities, seeking the Bankruptcy Court's entry of the Approval Order;

            (ii) Serve the motion and notice of a hearing on such motion in a form, manner and scope that is in compliance with all applicable Bankruptcy Rules upon: (a) the "Core Service List" and the "Master Service List," each as defined in the Order Establishing Case Management and Administrative Procedures, dated February 25, 2004, and the "Master E-Mail

      Service List," as defined in the Order (1) Amending The Order Establishing Case Management and Administrative Procedures Entered On February 25, 2004 And The Order Establishing Procedures For Interim Compensation And Reimbursement Of Expenses Of Professionals Entered On February 10, 2004 And (2) Allowing Notice By E-Mail And Establishing Procedures Therefor, dated September 6, 2005; (b) the Claimants' Representative; (c) the Office of the United States Trustee; (d) the FCR and counsel to the FCR; (e) the ACC's members and its counsel; (f) parties who have filed a notice of appearance in these Chapter 11 Cases; (g) the Collateral Trustee (the "Collateral Trustee") of the Congoleum Collateral Trust (the "Collateral Trust") established pursuant to a Collateral Trust Agreement dated August 16, 2003; (h) ABI and counsel to ABI; (i) counsel to all known holders of Asbestos Claims as reflected in the Rule 2019 Statements and proofs of claim filed in these Chapter 11 Cases, claims submitted in connection with the Settlement Between Congoleum Corporation and Various Asbestos Claimants attached as Exhibit E to the Disclosure Statement with respect to the Plan (the "Claimant Agreement"), and ballots submitted in connection with these Chapter 11 Cases; (j) all known holders of Asbestos Claims whose counsel is not included within the preceding clause who, as of at least ten (10) Business Days prior to the Hearing, became known through filing of a proof of claim or Rule 2019 Statement; (k) counsel to the Official Bondholders' Committee; (l) all Additional Named Insureds whose addresses are reasonably known to Debtors unless otherwise agreed upon by the Parties; and (m) any notice in addition to that described in Sections IV.A (i) through IV.A(ii), inclusive, in such other manner as the Century Entities may reasonably direct, with any such additional service to be at the cost of the Century Entities. Congoleum shall file in the Bankruptcy Case a certification of such service no later than two days after completing service.

            (iii) Seek a hearing on the motion no later than September 11, 2006 (the "Settlement Hearing Date"), provided, however, that the Debtors will use reasonable best efforts to file by the filing deadline for the September 11, 2006, hearing date and, should they fail to meet the deadline after using reasonable best efforts, Century Indemnity Company shall join in any motion by the Debtors to seek a hearing on shortened notice necessary to achieve the Settlement Hearing Date.

The Debtors shall use their reasonable best efforts to have the Bankruptcy Court enter the Approval Order as soon as reasonably possible. The Century Entities shall support the Debtors' efforts to obtain such approval. The Century Entities shall provide the Debtors with such declarations in support of the Motion as the Debtors may reasonably request, and the Debtors shall provide such declarations in support of the Motion that the Congoleum Entities may reasonably request.

      B. Following the Execution Date but before the Settlement Hearing Date, the Debtors shall file modifications to the Plan, in a form reasonably acceptable to Century Indemnity Company, pursuant to Section 1127 of the Bankruptcy Code, which provide all of the benefits and protections described in
Section II.E(i) to the Century Entities, but are made expressly subject to the Approval Order becoming a Final Order. Subject to any applicable privilege, the Debtors shall provide Century Indemnity Company with drafts of the plan documents, and Century Indemnity Company shall provide timely written suggestions in response thereto on matters relevant to compliance with the requirements of this Settlement and Buyback Agreement; provided, however, that the Parties' rights and obligations under this Settlement and Buyback Agreement shall not be limited by the Parties cooperating in such manner. The Debtors shall use their reasonable best efforts to obtain Bankruptcy Court approval of the Plan as so modified to incorporate such benefits and protections. From and after the Execution Date, the Debtors and the Century Entities shall file no further discovery, motions, objections and/or Claims against each other; provided, however, that the Century Entities shall have the right to file their own objections and to join in objections to confirmation filed by other parties, and to prosecute all such objections and oppose confirmation of the Plan as currently filed if the Approval Order has not been entered by the date when such action is required by the Court, and the Debtors shall be free to oppose any such objections and related activities. The Parties fully reserve all of their rights pertaining to discovery, motions, objections and Claims made prior to the Execution Date in the Chapter 11 Cases until such time as the Approval Order becomes a Final Order. Within three (3) Business Days of the Approval Order becoming a Final Order, the Century Entities shall withdraw, stay, adjourn or suspend all objections to the Debtors' motions or applications pending in the Bankruptcy Case (including any appeals of decisions in the Bankruptcy Case) in accord with terms to be agreed upon that reasonably preserves the parties respective interests and serves the overall intent of the Settlement and Buyback Agreement, and shall take no action (including, without limitation, initiating discovery) that may hinder, delay or oppose actions of the Debtors in the Chapter 11 Cases, provided that such actions by the Debtors are consistent with this Settlement and Buyback Agreement. Subject to Section V, upon the Court's entry of the Approval Order, the Century Entities shall not object to or oppose confirmation of the Plan and shall not appeal the Confirmation Order. Subject to
Section IX, prior to the First Payment Date, no provisions of the Plan or the Plan Documents, findings of fact in the Confirmation Order, conclusions of law in the Confirmation Order, or other rulings of the Court in the context of the proceedings on confirmation of the Plan shall be used by the Plan Trust or any other Person as evidence in any way in any proceeding involving a Century Entity, nor shall they have any evidentiary, res judicata, collateral estoppel or other preclusive or other effect against any of the Century Entities in any proceeding (the "No Use/No Effect Restriction"); provided, however, that this No Use/No Effect Restriction shall not apply after the Trigger Date except with respect to any order approving any settlement with Gilbert, Heintz & Randolph LLP, The Kenesis Group or their principals, partners and employees and any findings of fact or conclusions of law involving such Persons.

      C. The Debtors shall communicate with Century Indemnity Company and its representatives at their reasonable request concerning the status of the Motion, the Plan, the disclosure statement and confirmation and, subject to any applicable privilege, shall provide Century Indemnity Company and its representatives with copies of requested pleadings, notices, the Plan, proposed orders and other documents relating to the Motion, the Approval Order and the Channeling Injunction.

      D. Prior to the conclusion of the Confirmation Hearing, (i) the Debtors shall have designated the Century Entities as Settling Asbestos Insurance Companies on the schedule of Settling Asbestos Insurance Companies filed by the Debtors; and (ii) any necessary prerequisites under the terms of the Plan have been satisfied so as to permit the designation of the Century Entities as Settling Asbestos Insurance Companies, entitled to all of the benefits and protections of the Asbestos Channeling Injunction as Protected Parties, provided, however, that such provisions may be made subject to the Approval Order becoming a Final Order.

      E. The Congoleum Entities and the Plan Trustee shall not seek to terminate, or reduce or limit the scope of the Asbestos Channeling Injunction, with respect to the Century Entities after the Confirmation Order becomes a Final Order.

      F. The Debtors shall use their reasonable best efforts to obtain in the Approval Order the protection of a sale free and clear pursuant to Section 363(f) of the Bankruptcy Code for the buyback of the Subject Policies.

      G. The Parties agree that no Party will seek to reject this Settlement and Buyback Agreement as an executory contract in the Chapter 11 Cases or any other bankruptcy case.

      H. Within three (3) Business Days of the Execution Date, Congoleum Corporation and Century Indemnity Company shall submit a Consent Order to the court in the Coverage Action seeking a dismissal without prejudice of all of the Claims each has asserted against the other in the Coverage Action. The Consent Order shall provide that, on the First Payment Date, such dismissals shall convert, without any need for further act or deed, to dismissals with prejudice. The Consent Order shall further provide that, in the event that the Settlement and Buyback Agreement becomes null and void pursuant to its terms, then any Congoleum Entity and any Century Entity, to the extent it has the right to do so, may re-institute litigation against each other, in accordance with Section V.B(viii) below, and that neither the "Entire Controversy Doctrine" nor New Jersey Rule 4:30A nor any analogous doctrine or rule shall bar any such Congoleum Entity and any such Century Entity from asserting, in such litigation, the same or substantially similar Claims and/or defenses to those asserted in the Coverage Action. Any such Congoleum Entity or any such Century Entity may also file and/or assert any Claims and/or defenses which have arisen since the Execution Date . In any event, the Parties agree that any such Congoleum Entity and any such Century Entity will not be bound by any rulings and or decision in the Coverage Action made after Execution Date. The Congoleum Entities and the Century Entities will each bear their own fees and costs in the Coverage Action and in the Chapter 11 Cases.

      I. Between the time that the Approval Order becomes a Final Order and the effective date of the releases under Section VI, the Congoleum Entities and the Century Entities covenant not to sue one another or take any action that would adversely affect such releases.

      J. The Debtors shall not seek to set a bar date or take such other action as would have the cause or effect of releasing any Claims that were or could have been brought by the Century Entities in the Chapter 11 Cases, including any claim for substantial contribution, before the First Payment Date.

V.    TERMINATION OF SETTLEMENT AND BUYBACK AGREEMENT

      A. After the Execution Date, this Settlement and Buyback Agreement shall become null and void upon the occurrence of any of the following contingencies:

            (i) The failure of the Coverage Court to enter the Consent Order described in Section IV.H above;

            (ii) The entry by the Court of an order confirming a Chapter 11 plan of reorganization for the Debtors other than the Plan;

            (iii) The entry by the Court of an order that states that the Century Entities are not Settling Asbestos Insurance Companies;

            (iv) The entry of a Final Order denying approval of the Settlement and Buyback Agreement;

            (v) The entry of an order by the Court converting the Chapter 11 Cases into Chapter 7 cases or dismissing the Chapter 11 Cases; and

            (vi) The proposal or filing of a plan of reorganization by the Debtors that: (a) is inconsistent with the rights and benefits provided to the Century Entities under this Settlement and Buyback Agreement and/or with the duties and obligations of, and releases provided by, the Congoleum Entities under this Settlement and Buyback Agreement; and/or (b) otherwise has a material adverse effect on the interests of the Century Entities under this Settlement and Buyback Agreement.

Century Indemnity Company, in its sole option and in its sole discretion, shall have the right to waive, in writing, any of the contingencies set forth in Sections V.A(i) through V.A(iii), inclusive, and V.A (vi) by notice to the Persons described in the notice provisions in Section XVI below within thirty
(30) Business Days of the occurrence of any such contingency(ies), and any such contingency(ies) so waived shall be deemed irrevocably waived and satisfied. If all such contingencies are so waived or are satisfied, then this Settlement and Buyback Agreement shall continue in full force and effect.

      B. Notwithstanding anything in this Settlement and Buyback Agreement to the contrary, in the event that this Settlement and Buyback Agreement becomes null and void pursuant to Section V.A above:

            (i) The Settlement and Buyback Agreement, except for Sections I, IV.H, V, IX, XII, XVI and XVII (which Sections shall remain in full force and effect), shall be vitiated and shall be a nullity;

            (ii) None of the Century Entities shall be obligated to pay the Settlement and Buyback Amount pursuant to this Settlement and Buyback Agreement;

            (iii) None of the Century Entities and none of the Congoleum Entities shall be bound by the terms of any Approval Order;

            (iv) None of the Century Entities shall be designated as, and none of the Century Entities shall receive the benefits or protections of, a Settling Asbestos Insurance Company, including, without limitation, any injunctive or related benefit provided for in the Plan, Confirmation Order, or otherwise in the Chapter 11 Cases, including any injunction or benefit provided under the authority of Sections 105, 363, or 524(g) of the Bankruptcy Code;

            (v) The Century Entities and the Congoleum Entities shall have all the rights, defenses and obligations under or with respect to any Subject Policies that they would have had absent this Settlement and Buyback Agreement;

            (vi) Any otherwise applicable statutes of limitations or repose, or other time-related limitation, shall be deemed to have been tolled for the period from the Execution Date through the thirtieth day after receipt of notice by any of the Parties that any of the contingencies listed in Sections V.A(i) through V.A(vi), inclusive, has/have occurred so that the Settlement and Buyback Agreement becomes null and void, and no Party shall assert or rely on any time-related defense to any Claim by any Century Entity or Congoleum Entity related to such period;

            (vii) The releases set forth in Section VI below shall become null and void ab initio;

            (viii) Any Party who was a party in the Coverage Action may elect to re-file a coverage action against any other party in the Coverage Action. Such a new coverage action shall be called the "New Coverage Action." All discovery taken in the Coverage Action or in relationship to any of the Plan's previous versions, and any and all evidence admitted, testimony taken, and rulings of the Court entered in the trial of the Coverage Action between August 2, 2005 and the Execution Date may be used in the New Coverage Action, subject to any applicable rules of admissibility. No rulings of the court, conclusions of law, or findings of fact entered in the Coverage Action after the Execution Date, shall be used as evidence in any way in any proceeding involving a Century Entity or Congoleum Entity or have any evidentiary, res judicata, collateral estoppel or preclusive or other effect against any such Century Entity or Congoleum Entity in the New Coverage Action. The Parties agree that neither the "Entire Controversy Doctrine" of New Jersey nor New Jersey Rule 4:30A nor any analogous doctrine or rule shall bar any such Congoleum Entity and any such Century Entity from asserting, in such litigation, the same or substantially similar Claims and/or defenses to those asserted in the Coverage Action or any other claims. Additionally, any such Century Entity or any such Congoleum Entity may file and/or assert any Claims and/or defenses which have arisen since the date the trial of the Coverage Action began, on August 2, 2005. In the event of a New Coverage Action, the Century Entities shall have the right to examine or cross-examine any witnesses designated by any of the Parties in the New Coverage Action who were not examined or cross-examined by Century Indemnity Company prior to the closing of the trial in the Coverage Action before any such testimony or evidence adduced from or introduced through such witnesses can be used in any way in the New Coverage Action by any Congoleum Entity; and

            (ix) The Century Entities may pursue any and all objections, whether to confirmation of a Chapter 11 plan of reorganization for the Congoleum Entities, or otherwise and assert any and all available Claims.

VI.   BUYBACK AND TERMINATION OF POLICY RIGHTS AND RELEASE

      A. Effective upon the First Payment Date, the Congoleum Entities remise, release, acquit and forever discharge the Century Entities from any Claims arising from, relating to or involving the Subject Policies, including, but not limited to (i) any Claims arising from, relating to or involving asbestos-related Claims, including, but not limited to, Plan Trust Asbestos Claims, and (ii) any Claims that were or could have been brought in the Coverage Action.

      B. For the avoidance of doubt, the Parties hereby confirm that the releases granted by the Congoleum Entities to the Century Entities as set forth in Section VI.A are intended to include and do include releases from any and all Claims that any Congoleum Entity ever had, now has or may in the future have against any of the Century Entities arising from or related to what is commonly referred to as bad faith or insurer misconduct and which includes: (i) the insurance relationship between any Century Entity and any Congoleum Entity and any obligations of any Century Entity under or in connection with such relationship; (ii) the obligations of any Century Entity to any Congoleum Entity as a result of (a) issuance of the Subject Policies, (b) the handling of Claims against any Congoleum Entity, (c) the defense or trial of Claims against any Congoleum Entity, or (d) the settlement of Claims against any Congoleum Entity;
(iii) any and all acts or omissions by any Century Entity in connection with Claims made against any Congoleum Entity; (iv) any and all Claims arising from or relating to loss prevention or engineering acts or omissions by any Century Entity performed in connection with the insurance relationship between any Century Entity and any Congoleum Entity; (v) any Claims with respect to payments made or not made by any Century Entity to or on behalf of any Congoleum Entity prior to the Execution Date; and (vi) any actual or alleged bad faith, fraud, unfair competition, breach of contract, breach of duty of good faith and fair dealing, violation of insurance statute or regulation or extra-contractual liability of any kind, type or description, including any and all Claims that arise under or from the laws, whether statutory, common or otherwise, of one or more of the fifty (50) states or any other jurisdiction.

      C. Effective upon the First Payment Date, the Century Entities remise, release, acquit and forever discharge the Congoleum Entities from any Claims arising from, relating to or involving the Subject Policies, including, but not limited to: (i) any Claims arising from, relating to or involving asbestos-related Claims, including, but not limited to, Plan Trust Asbestos Claims; (ii) any Claims that were or could have been brought in the Coverage Action; and (iii) any Claims that were or could have been brought in the Chapter 11 Cases, including any claim for substantial contribution.

      D. For the avoidance of doubt, the Parties hereby confirm that the releases granted by the Century Entities to the Congoleum Entities as set forth in Section VI.C are intended to include and do include releases from any and all Claims that any Century Entity ever had, now has or may in the future have against any of the Congoleum Entities arising from or related to what is commonly referred to as reverse bad faith or policyholder misconduct and which includes: (i) the insurance relationship between any Century Entity and any Congoleum Entity and any obligations of any Congoleum Entity under or in connection with such relationship; (ii) the obligations of any Congoleum Entity to any Century Entity as a result of (a) issuance of the Subject Policies, (b) the handling of Claims against any Congoleum Entity, (c) the defense or trial of Claims against any Congoleum Entity, or (d) the settlement of Claims against any Congoleum Entity; (iii) any and all acts or omissions by any of the Congoleum Entities in connection with Claims made against any Century Entity; and (iv) any actual or alleged bad faith, fraud, unfair competition, breach of contract, breach of duty of good faith and fair dealing, violation of insurance statute or regulation or extra-contractual liability of any kind, type or description, including any and all Claims that arise under or from the laws, whether statutory, common or otherwise, of one or more of the fifty (50) states or any other jurisdiction.

      E. For the avoidance of doubt, none of the releases set forth herein shall release: (i) any of the Congoleum Entities' or any of the Century Entities' respective obligations under this Settlement and Buyback Agreement, and the Parties hereby reserve and retain all rights in connection with the enforcement of this Settlement and Buyback Agreement; and/or (ii) any reinsurance policy, contract or certificate issued by any Century Entity and/or any reinsurance treaty in which any Century Entity participates.

      F. In consideration of the promises contained in this Settlement and Buyback Agreement and consistent with the scope of the releases given in Section VI, effective immediately upon the First Payment Date, but subject to the satisfaction of the conditions precedent, as set forth in Section II above: (i) the limits of liability of all of the Subject Policies are hereby deemed by the Parties to be fully extinguished for all Claims; (ii) any and all purported rights, duties, responsibilities and obligations of any Century Entity alleged to have been created or that may be created by the Subject Policies and that have been released pursuant to Section VI are hereby deemed extinguished, terminated, canceled and otherwise fully satisfied; and (iii) any and all rights under the Subject Policies that have been released pursuant to Section VI shall be and are extinguished, terminated and voided, subject to the terms and conditions of this Settlement and Buyback Agreement.

      G. In addition, as of the First Payment Date, the Debtors shall be and are deemed to have sold, transferred and conveyed the Subject Policies to Century Indemnity Company pursuant to Section 363 of the Bankruptcy Code, free and clear of all Claims, liens, encumbrances and/or interests of any kind and/or nature whatsoever, to the extent permitted under Section 363(f) of the Bankruptcy Code. The Parties further agree that the Settlement and Buyback Amount is at least equal to the fair value of the Subject Policies, and that upon the First Payment Date, Century Indemnity Company shall be deemed to own the Subject Policies free and clear of all Interests of any Person. As of the First Payment Date, none of the Century Entities shall have a duty or obligation to defend, pay defense costs, indemnify or otherwise to provide defense, indemnity, coverage, services or benefits of any kind whatsoever released pursuant to Section VI under the Subject Policies. To the extent requested by the Century Entities, on (or as soon as practicable after) the Trigger Date, the Debtors shall execute and deliver to the Century Entities a bill of sale, in form and substance acceptable to the Parties, evidencing such sale of the Subject Policies to the Century Entities.

      H. The Debtors agree and jointly represent that the promises and consideration given by any of the Century Entities pursuant to this Settlement and Buyback Agreement, including, but not limited to the payment of the Settlement and Buyback Amount by Century Indemnity Company on behalf of the Century Entities pursuant to this Settlement and Buyback Agreement, constitute a fair and reasonable exchange for: (i) the releases granted to Century Entities in this Settlement and Buyback Agreement; (ii) the sale, transfer, conveyance and buyback of the rights and interests of the Congoleum Entities in the Subject Policies; and (iii) the designation of the Century Entities as Settling Asbestos Insurance Companies, entitled to the rights and benefits afforded to Settling Asbestos Insurance Companies under the Plan and as set forth in the Approval Order and the Confirmation Order, including the rights and benefits of the Asbestos Channeling Injunction and any other Section 105(a) and 524(g) injunctions that may be granted under the Plan, Approval Order and the Confirmation Order with respect to all Claims, including all Plan Trust Asbestos Claims and Indirect Asbestos Claims. The Debtors further acknowledge and agree that the Century Entities have provided consideration for the buyback of the non-asbestos coverage under the Subject Policies.

      I. The Parties expressly agree that, upon the Trigger Date, the Settlement and Buyback Amount is the total amount that any of the Century Entities is obligated to pay on account of any and all Claims of any kind made under or relating to the Subject Policies. Other than payment by Century Indemnity Company of the Settlement and Buyback Amount, under no circumstances will any of the Century Entities ever be obligated to make any additional payments to the Debtors, the Trust, or any other Person on account of any and all Claims of any kind in connection with the Subject Policies or for any asbestos-related Claim relating to the Congoleum Entities under the policies listed in Exhibit F.

      J. Except to the extent set forth in Section VI.L and VI.M, the release provisions of this Section VI are not intended to release and shall not be construed deemed to effect a release of any Claims arising from, relating to or involving any policy of insurance or portion thereof that is not a Subject Policy.

      K. Each Party expressly assumes the risk that acts, omissions, matters, causes or things may have occurred that they do not know or do not suspect to exist. Each Party hereby waives the terms and provisions of any statute, rule or doctrine of common law that either: (i) narrowly construes releases purporting by their terms to release claims, in whole or in part based upon, relating to or arising from such acts, omissions, matters, causes or things; or (ii) restricts or prohibits releasing of such claims. Without limitation, each Party acknowledges that it has been advised by its attorneys concerning, and is familiar with, the California Civil Code Section 1542. Section 1542 of the California Civil Code provides as follows:

            a general release does not extend to claims which the creditor does not know or suspect to exist in his or her favor at the time of the executing of the release, which if known by him or her must have materially affected his or her settlement with the debtor.

Each Party expressly waives any and all rights under California Civil Code
Section 1542 and under any other federal or state statute or law of similar effect. The Parties further agree that this reference to the California Civil Code shall not give rise to any argument that California law applies to this Settlement and Buyback Agreement or the disputes resolved pursuant hereto.

      L. The Congoleum Entities do not have and are not entitled to insurance, rights or benefits, under the policy set forth in Exhibit D hereto (the "Listed Policy") for any Plan Trust Claim or other Claim arising from, relating to, or involving the manufacture, sale, distribution, installation, formulation, marketing, transport, handling or any other activity involving any asbestos containing flooring products of the Congoleum Entities or their premises, to the extent such Claim arises from, relates to or involves exposure to asbestos associated in any way with the products or operations of the Congoleum Flooring Business, including without limitation, any operation claims, contribution claims, direct action claims, or insurance coverage claims, and in fact, to the extent that they had or have any interest, expressly renounce any such interest in the Listed Policy and agree that they have no right to assert any such Claims under the Listed Policy and that there is no coverage available to them under the Listed Policy for such Claims. If, after the Execution Date, a court of competent jurisdiction were to rule, after a final order on appeal, that a Congoleum Entity has an interest or right in a Listed Policy as defined above, or if, after the Execution Date, new information were to reveal that a Congoleum Entity has an interest in a Listed Policy as defined above, then such Listed Policy will be deemed a Subject Policy.

      M. The Congoleum Entities agree that the policies listed in Exhibit F do not provide coverage for asbestos-related Claims against the Congoleum Entities.

      N. Notwithstanding the foregoing, any Claims that the Century Entities may have against ABI and its predecessors and successors and their officers, directors and employees, but only when acting in their capacity as such, shall be fully preserved regardless of any contrary terms that may be included in the Plan or Confirmation Order.

VII.  DEFENSE OF THE CHANNELING INJUNCTION

      A. The Trust will cooperate with the Century Entities in the defense of the Channeling Injunction.

      B. The Parties agree that, to the extent any defense or cooperation provisions of the Travelers settlement with the Debtors are approved by the Court, the Century Entities shall share in such rights consistent with the Travelers settlement.

VIII. REDUCTION OF JUDGMENT

      In the event that any insurer of the Debtors either: (i) obtains a final binding award (whether by judgment, arbitration award, or other judicial or quasi-judicial proceeding) against a Century Entity after a contested proceeding; or (ii) agrees to a settlement with a Century Entity with the consent of the Debtors prior to the Plan Effective Date or with the consent of the Plan Trust following said Plan Effective Date (which consent in either case shall not be unreasonably withheld) entitling such insurer to obtain a sum certain from such Century Entity as a result of such insurer's claim for contribution, subrogation, indemnification, reimbursement or other similar claim against such Century Entity for such Century Entity's alleged share or equitable share of the defense and/or indemnity of a Congoleum Entity, the Congoleum Entity shall voluntarily reduce or return to such insurer an amount of any such final award (whether by judgment, arbitration award or other judicial or quasi-judicial proceeding) or settlement payment that they obtained or may obtain from such other insurer for Claims released pursuant to this Settlement and Buyback Agreement, which amount shall be sufficient to eliminate the Century Entity's obligation to satisfy the award against it.

IX.   NO ADMISSIONS BY THE PARTIES; RIGHTS OF THIRD PARTIES

      A. Nothing contained herein is or shall be deemed to be:

            (i) An admission by the Century Entities that any Congoleum Entity or any other Person was or is entitled to any insurance coverage under the Subject Policies, or as to the validity of any of the positions that have been or could have been asserted by any Congoleum Entity;

            (ii) An admission by the Congoleum Entities as to the validity of any of the positions or defenses to coverage that have been or could have been asserted by Century Entities with respect to the Subject Policies;

            (iii) An admission by any Party of any liability whatsoever with respect to asbestos-related Claims including, but not limited to Plan Trust Asbestos Claims, Indirect Asbestos Claims or other Claims or Demands;

            (iv) A waiver by the Century Entities of any position that they may adopt or already have adopted concerning the appropriateness of any bankruptcy process or procedure or any other issue or matter in any other case or proceeding;

            (v) An admission by any Century Entity as to the validity of anything with respect to the Plan, including, without limitation, any claim allowance process or criteria, medical criteria, exposure criteria, disease matrices, claim values, or trust distribution procedures that have been or will be adopted, used or applied or any aspects of the Plan that may implicate the rights and duties of the Century Entities; or

            (vi) An admission by any Congoleum Entity or any Century Entity as to the manner in which the other may allocate the Settlement and Buyback Amount for its own purposes between and among the Subject Policies.

In entering into this Settlement and Buyback Agreement, no Party has waived, nor shall be deemed to have waived, modified, or retracted any rights, obligations, privileges or positions it has asserted or might in the future assert in connection with any Claim, matter, insurance policy or Person outside the scope of this Settlement and Buyback Agreement.

      B. Except as expressly provided in this Settlement and Buyback Agreement, the Parties specifically disavow any intention to create rights in third parties under or in relation to this Settlement and Buyback Agreement.

      C. The Parties agree that no part of this Settlement and Buyback Agreement may be used in any proceeding as an admission by or evidence against or for any other purpose as evidence of the Parties' respective rights, duties or obligations under and in relation to any policy of insurance, including the Subject Policies; provided, however, that this restriction shall not apply to any proceeding in connection with or related to the interpretation, validity, enforcement or breach of this Settlement and Buyback Agreement. The Parties further agree that no part of this Settlement and Buyback Agreement or the fact that the Century Entities have entered into it may be used in any proceeding as an admission by, evidence against, or for any other purpose in an action involving any of the Century Entities pertaining to the validity of anything with respect to the Plan, including, without limitation, any claim allowance process or criteria, medical criteria, exposure criteria, disease matrices, claim values, or trust distribution procedures that have been or will be adopted, used or applied or any aspects of the Plan that may implicate the rights and duties of the Century Entities.

      D. All actions taken and statements made by the Parties or their representatives relating to their participation in this Settlement and Buyback Agreement, including its formation and implementation, shall relate to this matter only and shall be without prejudice or value as precedent and shall not be taken as a standard by which other matters may be judged or adjudicated.

      E. Subject only to the limitations set out in the third from last sentence of this paragraph IX.E, the Century Entities shall not seek reimbursement of any payments that Century Indemnity Company is obligated to make under this Agreement, whether by way of a claim for contribution or subrogation, or otherwise, from any Person other than the Century Entities' reinsurers in their capacity as such. Each of the Debtors shall use its reasonable best efforts to obtain from all insurers with which it settles an agreement similar to that set forth in the preceding sentence; provided, however, that notwithstanding anything to the contrary herein, the failure of the Debtors to obtain such an agreement from any other insurer with which they settle shall not constitute a breach of this Agreement. Notwithstanding the foregoing, the Century Entities shall retain the right to assert a cross-complaint or counterclaim against any Person that first asserts a claim against any one of them seeking a monetary recovery. Notwithstanding the foregoing or anything to the contrary that may be stated in Sections I.K or VI above, the Century Entities shall retain any and all such rights, if any, as they otherwise have against (i) Saul Ewing LLP with respect to its attorney client relationship with the Century Entities, (ii) Gilbert Heintz & Randolph LLP, (iii) The Kenesis Group LLC or (iv) partners, associates, principals and shareholders of the Persons referred to in Section IX.E (i) - (iii). The Century Entities hereby represent and warrant that there are no pending lawsuits filed in court or other pending claims against them currently that would trigger the right to assert a cross-complaint or counterclaim referred to in the preceding sentence. The Debtors hereby represent and warrant that they are aware of no lawsuits or other pending claims against the Century Entities by the Persons referred to in the preceding two sentences.

X.    SUCCESSORS

      This Settlement and Buyback Agreement shall be binding upon and inure to the benefit of the Parties and their respective successors and assigns, including the reorganized Debtors and the Plan Trust.

XI.   REPRESENTATIONS AND WARRANTIES

      A. The Debtors represent and warrant that Congoleum Corporation, as defined in Section I.K.(ii), and as a signatory to this Settlement and Buyback Agreement, owns the rights of the Congoleum Entities to coverage under the Subject Policies identified on Exhibit C.

      B. The Debtors represent and warrant that Congoleum Corporation, as defined in Section I.K.(ii) has three subsidiaries: Congoleum Fiscal, Inc., Congoleum Sales, Inc., and Congoleum Pty. and that there are no other direct or indirect subsidiaries of these entities.

      C. Congoleum Fiscal, Inc., and Congoleum Sales, Inc. represent and warrant that they do not own any rights to coverage under the Subject Policies identified in Exhibit C, and to the extent that Congoleum Pty. owns rights to coverage under the Subject Policies identified in Exhibit C, such rights are being released and sold free and clear pursuant to the terms and conditions of this Settlement and Buyback Agreement.

      D. Each Party represents and warrants that it has full authority to execute this Settlement and Buyback Agreement as its binding and legal obligation (subject, however, in the case of the Debtors, to the requirement that the Approval Order be entered). The person signing this Settlement and Buyback Agreement on behalf of each Party represents and warrants he or she is authorized to execute this Settlement and Buyback Agreement (subject, however, in the case of the Debtors, to the requirement that the Approval Order be entered) on behalf of all Persons for whom he or she signs.

      E. Each Party represents and warrants, which representation and warranty is based solely upon an inquiry performed by their respective employees and, in the case of Century Indemnity Company, the employees of Resolute Management, Inc. also, involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement and their counsel involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement, that they are not aware of any Subject Policies other than the insurance policies and alleged policies identified in Exhibit C hereto.

      F. Each Party represents and warrants that this agreement has been negotiated and analyzed by their respective counsel and has been executed and delivered in good faith, pursuant to arms-length negotiations and for value and valuable consideration.

      G. Each Party represents and warrants that neither it nor any of its predecessors, successors, assigns, or affiliates has previously assigned, transferred or purported to assign or transfer to any other Person any right, Claim, Demand, claim of right, or cause of action released, waived or assigned herein; provided, however, that the Century Entities have previously disclosed that Century Indemnity Company, is successor to CCI Insurance Company, which is successor to Insurance Company of North America. Century Indemnity Company further represents and warrants that it is authorized to purchase the interests of the Subject Policies that are being purchased and sold pursuant to this Settlement and Buyback Agreement.

      H. The Debtors represent and warrant that Congoleum Corporation (i) is the successor in interest to the entity Congoleum-Nairn Inc. named in policies XBC-1838 and XBC-40971, the entity Congoleum Corporation named in policies XCP3904 and XCP3956, the entity Congoleum Corporation named in policies XBC155083 and XCP GO 7908702, the entity Congoleum Industries, Inc. named in policies XBC-43099 and XCP3904, the entity Bath Industries, Inc. named in policies XBC-43099, XCP3904 and XCP3956, the entity Tri-State Flooring, Inc., named in policies XCP3904 and XCP3956, Congoleum Company Inc., Fibic Corporation, and C.C. Liquidating Corp. with respect to the Congoleum Flooring Business; and, (ii) with respect to the Congoleum Flooring Business, is the sole successor in all respects with regard to coverage, and that Congoleum Corporation, as defined in Section I.K.(ii), owns the rights to coverage under the Subject Policies identified on Exhibit C as may ever have been held by such entities with and in all respects to the Congoleum Flooring Business.

      I. The Debtors represent and warrant that Relax-o-Lounger, Inc., Kinder Manufacturing Company, Inc., Lewis Carpet Mills, Inc., Lewis Carpet Mills, Inc., Pennsylvania Crusher Corporation, Mersman Brothers Division, Webb Furniture Corporation, Coronet Manufacturing Co., Inc., Howard Parlor Furniture Co., Howard Parlor Furniture Co. of Texas, Inc., Howard Frame Co., Edson, Incorporated, J. Isenberg & Son, Inc. and Bath Iron Works Corp. have no responsibility for any of the liabilities of the Congoleum Flooring Business.

      J. Other than any pending or threatened Claims by Debtors against the Century Entities under the Subject Policies, Century Indemnity Company represents and warrants which representation and warranty is based solely upon an inquiry performed by its employees and the employees of Resolute Management, Inc. involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement and their counsel involved in the Coverage Action and in the negotiation, documentation and execution of this Settlement and Buyback Agreement, that they are aware of no pending Claims against any Century Entity by others that would be released by Section VI or barred by an injunction contemplated and provided for by this Settlement and Buyback Agreement.

      K. The Debtors represent and warrant that the flooring operations of the Congoleum Entities to which they succeeded, including the manufacture, sale, distribution, installation, formulation, marketing, transport, handling or any other activity involving in any way flooring, vinyl sheeting flooring or floor tile products of any kind, were headquartered in Kearney, New Jersey, continuously from before 1965 to 1987.

XII.  NO PREJUDICE AND CONSTRUCTION OF AGREEMENT

      A. This Settlement and Buyback Agreement is the product of informed negotiations and involves compromises of the Parties' legal positions. This Settlement and Buyback Agreement is without prejudice to positions taken by the Parties with regard to other insureds or to other insurers. This Settlement and Buyback Agreement is the jointly drafted product of arm's length negotiations between the Parties with the benefit of advice from counsel, and the Parties agree that it shall be so construed. As such, no Party will claim that any ambiguity in this Settlement and Buyback Agreement shall be construed against any other Party by reason of the identity of the drafter.

      B. The negotiation, execution and performance of this Settlement and Buyback Agreement shall not be deemed to be or cited as an act of bad faith or a violation of any statute, regulation, contract or duty owed by any Party to any other Party.

      C. In the event that any stand down, release, injunction, injunctive protection, covenant not to sue, bar or defense against, any Claim that is granted under this Settlement and Buyback Agreement is not upheld by a court of competent jurisdiction, the terms of such stand down, release, injunction, injunctive protection, covenant not to sue, bar or defense shall be enforceable to the fullest extent permitted by applicable law.

XIII. ENTIRE AGREEMENT AND TERM

      A. This Settlement and Buyback Agreement expresses the entire agreement and understanding between and among the Parties. Except as expressly set forth in this Settlement and Buyback Agreement, there are no representations, warranties, promises or inducements, whether oral, written, expressed or implied, that in any way affect or condition the validity of this Settlement and Buyback Agreement or alter its terms. If the facts or law related to the subject matter of this Settlement and Buyback Agreement are found hereafter to be other than is now believed by any of the Parties, the Parties expressly accept and assume the risk of such possible difference of fact or law and agree that this Settlement and Buyback Agreement nonetheless shall be and remain effective according to its terms. This Settlement and Buyback Agreement shall be binding on, and inure to the benefit of, the Parties and their respective successors and assigns in their respective capacities as such. This Settlement and Buyback Agreement shall have perpetual existence, except as expressly provided herein.

      B. Titles and captions contained in this Settlement and Buyback Agreement are inserted only as a matter of convenience and are for reference purposes only. Such titles and captions are intended in no way to define, limit, expand, or describe the scope of this Settlement and Buyback Agreement or the intent of any provision hereof.

XIV.  NO MODIFICATION

      No change, amendment, variation or modification of the terms of this Settlement and Buyback Agreement shall be valid unless it is made in writing and signed the Debtors, and Century Indemnity Company. In the event that any such Person is dissolved following the Execution Date, the remaining Persons may modify this Settlement and Buyback Agreement without that Person's consent. After the Plan Effective Date, any change, amendment, variation, or modification of the terms of this Settlement and Buyback Agreement will also require the consent of the Plan Trust.

XV.   EXECUTION

      This Settlement and Buyback Agreement may be executed in counterparts, each of which shall be deemed an original and all of which shall constitute one and the same instrument. Each counterpart may be delivered by facsimile transmission, and a faxed signature shall have the same force and effect as an original signature.

XVI.  NOTICES

      Any and all statements, communications, or notices to be provided pursuant to this Settlement and Buyback Agreement shall be in writing and sent by facsimile or by first-class mail, postage prepaid. Such notices shall be sent to the individuals noted below, or to such other individuals as each Party may designate in writing from time to time:

            IF TO CONGOLEUM CORPORATION OR TO ANY
            OTHER CONGOLEUM ENTITY:

            Howard N. Feist III
            Congoleum Corporation
            57 River Street
            Wellesley, MA 02481-2097
            Phone: (781) 237-6655
            Fax:   (781) 237-6880
            e-mail: sfeist@alumni.princeton.edu

            With a copy to:

            Pillsbury Winthrop Shaw Pittman LLP
            1540 Broadway
            New York, NY 10036-4039
            Attn: Richard L. Epling, Esq.
                  Kerry A. Brennan, Esq.
            Phone: (212) 858-1000
            Fax:   (212) 858-1500
            e-mail: richard.epling@pillsburylaw.com
                    kerry.brennan@pillsburylaw.com

            Covington & Burling LLP
            1201 Pennsylvania Avenue, NW
            Washington, DC 20004-2401
            Attn: Mitchell F. Dolin, Esq.
                  Michael St. Patrick Baxter, Esq.
            Phone: (202) 662-5210
            Fax:   (202) 662-6291
            e-mail: mdolin@cov.com
                    mbaxter@cov.com

            IF TO THE PLAN TRUST:

            Plan Trustee
            Contact information to be supplied by the Plan Trust

            IF TO THE CENTURY ENTITIES:

            Resolute Management, Inc.
            United Plaza
            30 South 17th Street
            Suite 700
            Philadelphia, PA 19103
            Attn: Mark Muth, Esq.
            Phone: (267) 765-6413
            Fax:   (267) 765-6414
            e-mail: mark.muth@resolute-midatlantic.com

            Century Indemnity Company
            30 South 17th Street, 7th Floor
            Philadelphia, PA 19103
            Attn : Christopher Eskeland
            Phone: (267) 765-3794
            e-mail: Christopher.Eskeland@ace-ina.com

XVII. NEGOTIATION PRIVILEGE

      All communications, negotiations and/or discussions leading up to the execution of this Settlement and Buyback Agreement and all related communications, negotiations and/or discussions shall be deemed to fall within the protection afforded to compromises and to offers to compromise by Rule 408 of the Federal Rules of Evidence and any parallel state law provisions. The Parties agree that any and all such communications, negotiations and/or discussions shall remain confidential, inadmissible and not subject to discovery.

XVIII. LEGISLATIVE CONTINGENCY PROVISION

      A. In the event Asbestos Fund Legislation is enacted and the Asbestos Fund Legislation Effective Date is on or before February 15, 2008, then on and after the Asbestos Fund Legislation Effective Date, Century Indemnity Company shall have no obligation to make payment of any unpaid amount not yet due and owing under this Settlement and Buyback Agreement (the "Unpaid Amount") so long as the Century Entities are assessed and do in fact make a payment and/or contribution to the Asbestos Fund (the "Asbestos Fund Payment") that is greater than the Unpaid Amount and is based, at least in part, upon (1) past payments for defense and indemnity costs for asbestos-related bodily injury claims made by the Century Entities pursuant to liability policies of insurance issued by the Century Entities; (2) historic premium charged by the Century Entities for lines of liability insurance that have sustained losses for asbestos-related bodily injury claims; (3) amounts reserved by the Century Entities for the asbestos exposure of their insureds; or (4) the estimated cost to the Century Entities for their future liability for asbestos-related bodily injury claims under liability insurance policies issued to the insureds of the Century Entities, including the Congoleum Entities. Even if the contingencies of the previous sentence are met, Century Indemnity Company shall nonetheless have an obligation to pay the Unpaid Amount if and in the dollar amount that the Century Entities are entitled to receive a credit or set-off pursuant to the Asbestos Fund Legislation that diminishes the Asbestos Fund Payment, which credit or set-off is permitted in recognition of the obligation of the Century Entities under this Settlement and Buyback Agreement to pay towards the Unpaid Amount. For the avoidance of doubt, the amount that Century Indemnity Company would be obligated to pay towards the Unpaid Amount in the foregoing sentence would be equal to the dollar amount of the credit or set-off permitted to the Century Entities in respect of this Settlement and Buyback Agreement. This Section XVIII shall have no effect on the release provisions of Section VI.

      B. The Century Entities shall not be required to pay any amount that any Congoleum Entity will be required to pay (or does in fact pay) to the Asbestos Fund other than provided in Section XVIII.A.

      C. Definitions

                  "Asbestos Fund" means a fund, trust or other similar mechanism created by Asbestos Fund Legislation.

                  "Asbestos Fund Legislation" means any legislation enacted by the United States Congress and signed by the President of the United States, or that becomes law without the President's signature, that establishes a fund, trust, or other similar mechanism that has the effect of providing for resolution of substantially all of the asbestos-related bodily injury claims that are pending or, in the absence of the Asbestos Fund Legislation, could have been filed in the state or federal courts. The term "Asbestos Fund Legislation" is intended to encompass what is commonly understood to be "asbestos reform" legislation and is not intended to encompass general tort reform, class action reform, malpractice reform, or tax reform, or any other legislation that would regulate, limit or control Claims without regard to whether such Claims arise from or are attributable to exposure to asbestos or asbestos-containing products. For the avoidance of doubt, the fact that legislation alters or modifies the requirements or standards for establishing liability against the Debtors and/or the Plan Trust (including legislation that imposes medical and/or exposure criteria, imposes strict liability on the Debtors and/or the Plan Trust, or regulates or limits the jurisdiction or forum in which asbestos-related bodily injury claims may be brought) without also creating a fund to pay for such Claims is not "Asbestos Fund Legislation" under this Section XVIII.C.

                  "Asbestos Fund Legislation Effective Date" means the date on which Asbestos Fund Legislation is signed by the President of the United States or becomes law without the President's signature.

      D. In the event that the Bankruptcy Court denies the Debtors' motion seeking approval of its settlement with St. Paul Travelers or an alternative settlement agreement is approved by the Court, the Asbestos Fund Legislation Effective Date in this Agreement shall be reset at either the date the Confirmation Order becomes a Final Order or the date selected for the Asbestos Fund Legislation Effective Date in the alternative St. Paul Travelers settlement that is approved, if any, whichever is later.

XIX.  ADMINISTRATIVE TERMS

      A. After the Confirmation Order becomes a Final Order, the Trust shall cooperate, at the sole expense of the Century Entities, in the Century Entities' reasonable requests for information as follows: the Century Entities shall have the right, at their own expense, upon reasonable request and notice, at a time and place convenient to the responding Trust, to review any Claims or payments funded in whole or in part by the proceeds of this Settlement and Buyback Agreement. Neither the Trust nor any trustee shall have any obligation to create any new documents or to collect any information in connection with any such review beyond those ordinarily created or maintained by the Trust, as applicable, and the Century Entities shall not be permitted to challenge the allowance or payment of the Claims by the Trusts, as applicable, or any administrative payments or costs of the Trust, as applicable. This Section XIX, and any results of such a review contemplated hereunder, shall not affect the Century Entities' payment obligations under this Settlement and Buyback Agreement. The Century Entities shall not provide any results of such review to any other entity and shall keep any and all such results confidential, except that the Century Entities may provide such results to any of their auditors, tax consultants, regulators, or reinsurers for the purpose of obtaining reinsurance for any portion of the Settlement Agreement and Buyback Amount, or complying with applicable regulations, provided that the Century Entities shall inform such parties that the review and/or audit results and information contained therein are confidential, and use reasonable efforts to obtain a commitment from such parties to maintain the confidentiality of the information.

      B. The Century Entities have the right to allocate unilaterally the Settlement and Buyback Amount to the Subject Policies for their own purposes. Any allocation of the Settlement and Buyback Amount to any of the Subject Policies is not intended to be, nor shall be interpreted as or deemed to be, an acknowledgment or concession that coverage exists or existed under the Subject Policies or binding upon the Century Entities or the Congoleum Entities.

      C. Congoleum agrees to cooperate with the Century Entities after the Trigger Date in connection with their seeking any reinsurance by maintaining and providing upon reasonable request documents which may be needed in the pursuit of such reinsurance.

XX.   MISCELLANEOUS

      The Parties shall execute such instruments, agreements or other documents and take such further actions as may be reasonably required to carry out the provisions of this Settlement and Buyback Agreement and the transactions contemplated hereby.

            [The remainder of this page is left blank intentionally.]

      IN WITNESS WHEREOF, this Settlement and Buyback Agreement, consisting of 30 pages, including the signature page and Exhibits A through F, has been read and signed by the duly authorized representatives of the Parties on the dates set.


August 17, 2006                   CONGOLEUM CORPORATION,
                                  CONGOLEUM SALES, INC. and
                                  CONGOLEUM FISCAL, INC. (on behalf of
                                  all of the Congoleum Entities)


                                  By:  /s HOWARD N. FEIST
                                       ------------------
                                       Name: Howard N. Feist
                                       Title: Chief Financial Officer


August 17, 2006                   CENTURY INDEMNITY COMPANY
                                  (individually and as successor to CCI
                                  Insurance Company, as successor to Insurance
                                  Company of North America) (on behalf of
                                  all of the Century Entities)




                                  By:  /s CHRISTOPHER ESKELAND
                                       -----------------------
                                       Name: Christopher Eskeland
                                       Title: President

                                   Exhibits to

                  Settlement and Policy Buyback Agreement and Release


      Ex.   Description
      ---   -----------

      A     Proposed Form of Order Approving Settlement

      B     List Referenced in Section I.G

      C     List of Subject Policies Referenced in Section XI.A

      D. Policies that do not insure the Congoleum Flooring Business Referenced in Section VI.L

      E. Excluded Policies Allegedly Issued By Other Non-Century Insurers Referenced in Section I.Y

      F. List of Policies that do not provide Coverage to Congoleum for Asbestos Related Claims Referenced in Section I.Y

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT A

                         UNITED STATES BANKRUPTCY COURT
                         FOR THE DISTRICT OF NEW JERSEY


--------------------------------------

In re:
                                            Case No. 03-51524 (KCF)
CONGOLEUM CORPORATION, et al.,              Jointly Administered
                                            --------------------

Debtors.                                    Chapter 11
--------------------------------------

 ORDER PURSUANT TO SECTIONS 105, 363, 1107 AND 1108 OF THE BANKRUPTCY CODE AND RULES 2002, 6004, 9014 AND 9019 OF THE FEDERAL RULES OF BANKRUPTCY PROCEDURE (I) AUTHORIZING DEBTOR TO ENTER INTO A SETTLEMENT AND COMPROMISE OF CERTAIN CLAIMS,
   (II) APPROVING SALE OF CERTAIN INSURANCE POLICIES FREE AND CLEAR OF LIENS, CLAIMS, INTERESTS AND OTHER ENCUMBRANCES, AND (III) APPROVING THE SETTLEMENT AND
  BUYBACK AGREEMENT AND RELEASES BY AND BETWEEN THE CONGOLEUM ENTITIES AND THE
                                CENTURY ENTITIES


      The relief set forth on the following pages, numbered two (2) through nineteen (17) is hereby ORDERED.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      This matter came before the Court on the Motion for Order Approving Settlement and Policy Buyback Agreement and Release with the Century Entities, et al. (the "Motion"), filed by Congoleum Corp., Congoleum Sales, Inc., and Congoleum Fiscal, Inc., the debtors and debtors-in-possession herein (the "Debtors"), seeking approval of the Settlement and Policy Buyback Agreement and Release, dated as of August 8, 2006 (attached hereto as Exhibit 1 and as it may be amended, supplemented or otherwise modified from time to time in writing, the "Settlement and Buyback Agreement"), and the settlements, releases, compromises and policy buyback contained therein pursuant to Bankruptcy Code Sections 105, 363, 1107 and 1108 and Rules 2002, 6004, 9014 and 9019 of the Federal Rules of Bankruptcy Procedure (the "Bankruptcy Rules"). All capitalized terms not otherwise defined herein shall have the meaning ascribed to such terms in the Settlement and Buyback Agreement. Capitalized terms that are not defined in this Approval Order or in the Settlement and Buyback Agreement are given the meanings designated in the Eighth Modified Joint Plan of Reorganization, dated as of March 17, 2006.

      Adequate notice of the Motion and of the hearing on the Motion was given by mailing, or emailing in the case of the Master E-Mail service list defined below, a copy of the Motion and notice of the hearing on the Motion to: (a) the "Core Service List" and the "Master Service List," each as defined in the Order Establishing Case Management and Administrative Procedures, dated February 25, 2004, and the "Master E-Mail Service List," as defined in the Order (1) Amending The Order Establishing Case Management and Administrative Procedures Entered On February 25, 2004 And The Order Establishing Procedures For Interim Compensation And Reimbursement Of Expenses Of Professionals Entered On February 10, 2004 And
(2) Allowing Notice By E-Mail And Establishing Procedures Therefor, dated September 6, 2005; (b) the Claimants' Representative; (c) the Office of the

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


United States Trustee; (d) the FCR and counsel to the FCR; (e) counsel to the members of the ACC and the ACC's counsel; (f) parties who have filed a notice of appearance in these Chapter 11 Cases; (g) the Collateral Trustee (the "Collateral Trustee") of the Congoleum Collateral Trust (the "Collateral Trust") established pursuant to a Collateral Trust Agreement dated April 16, 2003; (h) ABI and counsel to ABI; (i) counsel to all known holders of Asbestos Claims as reflected in the Rule 2019 Statements filed in these Chapter 11 Cases, claims submitted in connection with the Settlement Between Congoleum Corporation and Various Asbestos Claimants attached as Exhibit E to the Disclosure Statement with respect to the Plan (the "Claimant Agreement"), or ballots submitted in connection with these Chapter 11 Cases; (j) all known holders of Asbestos Claims whose counsel is not included within the preceding clause who, as of at least ten (10) Business Days prior to the Hearing, became known through filing of a proof of claim; and (k) the members of the Bondholders' Committee and counsel to such Committee and such other Persons as are listed on the Certificate of Service filed by the Debtors.

      A hearing on the Motion was held on September 11, 2006 (the "Approval Hearing"), to consider approval of the Settlement and Buyback Agreement and all interested parties were given an opportunity to be heard and to present evidence and object to the Motion. Based upon the record of the Approval Hearing and of these Chapter 11 Cases, the Court having reviewed the Motion and determined that the relief requested in the Motion is in the best interests of the Debtors, its estate, its creditors and other parties in interest, and after due deliberation thereon, and good and sufficient cause appearing therefor:

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      The Court hereby FINDS(1) that:

            A. This Court has jurisdiction to hear and determine the Motion pursuant to 28 U.S.C. ss.ss. 157 and 1334. This Motion presents a core proceeding pursuant to 28 U.S.C. ss.ss. 157(b)(2)(A), (N) and (O). Venue in this District is proper under 28 U.S.C.ss.ss.1408 and 1409.

            B. The notice of the Motion, the deadline to object to the Motion, and the hearing on the Motion described above constitutes due, sufficient and timely notice to all persons entitled thereto in accordance with the requirements of the Bankruptcy Code, the Bankruptcy Rules and the local rules for the U.S. District Court for the District of New Jersey and the Bankruptcy Court, and of due process. No other or further notice of the Motion, the hearing on the Motion, or the request for entry of this Approval Order, is or shall be required. This Court hereby further finds that notice to an attorney for the holder of an Asbestos Claim constitutes notice to such holder for purposes of notice of the Motion, the Approval Hearing, the Settlement and Buyback Agreement, and the Approval Order.

            C. This Approval Order is "final" within the meaning of 28 U.S.C. ss. 158(a)(1).

            D. A reasonable opportunity to object or be heard with respect to the motion and the relief requested therein has been afforded to all parties in interest. To the extent that any Person (i) either (a) received proper notice of these matters (or is represented by a Person, including, without limitation, the FCR or counsel, that received such notice) or (b) having had notice of these Chapter 11 Cases, elected not to request notices regarding these Chapter 11 Cases, and (ii) failed to object to the Motion and the entry of this Approval Order, then such Persons, including without limitation, the Debtors and the Plan Trust (or, to the extent that it has not yet been formed or does not yet exist, its predecessor(s) in interest), the FCR, the Claimants' Representatives and the ACC, hereby shall have no right to file or prosecute an appeal of this Approval Order.

--------------------------------
(1) Findings of fact shall be construed as conclusions of law and conclusions of law as findings of fact when appropriate in accordance with Bankruptcy Rule 7052.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


            E. The Congoleum Entities and the Century Entities negotiated at arm's length and in good faith to reach a settlement on the matters resolved through the Settlement and Buyback Agreement.

            F. The Subject Policies are property of the Debtors' estates, and this Court has the jurisdiction and power to approve the Settlement and Buyback Agreement and the compromises and releases contained therein.

            G. The Debtors have due and proper corporate authority to enter into the Settlement and Buyback Agreement and perform all of their obligations thereunder. No consents or approvals, other than this Approval Order, are required for the Debtors to perform all of their obligations thereunder, including the sale and transfer of the Subject Policies. The consummation of the Settlement and Buyback Agreement by the Debtors and the Plan Trust does not conflict, contravene, or cause a breach, default or violation of any law, rule, regulation, contractual obligation or organizational or formation document.

            H. The compromises contained in the Settlement and Buyback Agreement are a valid and proper exercise of the reasonable business judgment of the Congoleum Entities and represent an exchange for reasonably equivalent value. The releases to be made by the Congoleum Entities pursuant to Section VI of the Settlement and Buyback Agreement are appropriate and should be approved. The Century Entities would not have entered into the Settlement and Buyback Agreement or any of the compromises and settlements contained therein, or agreed to pay the Settlement and Buyback Amount, without the benefit of obtaining the releases contained in the Settlement and Buyback Agreement and the injunctions contained or to be contained in the Plan and the Confirmation Order and in this Approval Order.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


            I. The Settlement and Buyback Agreement results in substantial benefits to the Debtors' estate and holders of Claims, including Asbestos Claims, by (i) settling complex litigation; and (ii) receiving payment of the Settlement and Buyback Amount from the Century Entities for the benefit of the estate and holders of Asbestos Claims. The Settlement and Buyback Agreement is fair and equitable with respect to the Debtors and the Plan Trust and the persons who have asserted, and who might subsequently assert, Claims, including Asbestos Claims, against the Debtors and/or the Plan Trust and/or the Century Entities and/or the Subject Policies.

            J. Each of the following factors has been taken into account by the Parties in reaching the compromises embodied in the Settlement and Buyback Agreement, and each factor supports approval of the Settlement and Buyback Agreement and the entry of this Approval Order pursuant to Bankruptcy Rule 9019:

            (a) the probability of success in the litigation of the claims between the Debtors and the Century Entities, including the ranges of recoverable damages;

            (b) the likelihood that even if the Debtors were successful in the Coverage Action, the Century Entities would exhaust their appellate rights thereby delaying collection of any judgment;

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


            (c) the complexity of the litigation between the Debtors and the Century Entities, and the expense, inconvenience and delay necessarily attending it;

            (d) the paramount interest of creditors and proper deference to their reasonable views regarding the Settlement and Buyback Agreement; and

            (e) whether the conclusion of the litigation promotes the integrity of the judicial system.

            K. Furthermore, the Debtors have demonstrated that the probability of success for the Debtors in litigation over the matters resolved by the Settlement and Buyback Agreement, including without limitation issues related to the Coverage Action, is uncertain; that the litigation of the matters resolved by the Settlement and Buyback Agreement would be complex, costly to the estate, and would delay the Debtors' reorganization under Chapter 11; and that the entry into the Settlement and Buyback Agreement is necessary and appropriate to assist the Debtors' reorganization and is in the best interests of the Debtors, their estates and the Debtors' creditors, including, without limitation, the persons who have asserted, and who might subsequently assert, Claims, including Asbestos Claims, against the Debtors, the Plan Trust, the Century Entities and/or the Subject Policies, and all parties in interest, because, among other reasons, of the Settlement and Buyback Amount that Century Indemnity Company will pay to the Trust.

            L. Considering all of the factors set forth in In re Martin, 91 F.3d 389, 393 (3d Cir. 1996), as discussed in the Motion, the provisions and conditions of the Settlement and Buyback Agreement are in the best interests of the Debtors, their estates, their creditors, holders of Demands, the Plan Trust, and all other parties in interest. The Debtors have demonstrated good, sufficient and sound business purposes, causes and justifications for the relief requested in the Motion and the approval of the transactions contemplated thereby.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


            M. The terms of the compromise and exchanges of consideration, as set forth in the Settlement and Buyback Agreement, including, without limitation, the sale of the Subject Policies free and clear of any and all
Interests: (i) are in the best interests of the Congoleum Entities, including the Debtors, their respective estates and all of their respective creditors and other parties in interest; and (ii) are entered into in good faith. Neither the Debtors nor the Century Entities have engaged in any conduct that would cause or permit the Settlement and Buyback Agreement to be avoided under Section 363(n) of the Bankruptcy Code. The Century Entities are not "insiders" as that term is defined in Section 101(31) of the Bankruptcy Code.

            N. Pursuant to Sections 105 and 363 of the Bankruptcy Code, the sale of the Subject Policies free and clear of any Interest is permitted, and the issuance of the channeling injunction effective upon the Trigger Date, permanently enjoining the prosecution, continuation or commencement of any Claim by any Person who has asserted, and who might subsequently assert, Claims, including Plan Trust Asbestos Claims, against the Century Entities relating to or arising out of the Subject Policies, is and will be proper, and that no such Claim can be asserted against any of the Century Entities. See, e.g., MacArthur Co. v. Johns-Manville Corp., 837 F.2d 89, 93 (2nd Cir. 1988). The interests of creditors will be protected in that the Settlement and Buyback Amount will be paid to the Trust.

            O. Neither the Settlement and Buyback Agreement, nor the transactions contemplated thereby, are subject to avoidance under Section 363(n) of the Bankruptcy Code. Neither the Debtors, the Century Entities, nor any of their representatives, has engaged in any conduct that would cause or permit the Settlement and Buyback Agreement, or the sale of the Subject Policies contemplated therein, to be avoided under Section 363(n) of the Bankruptcy Code or that would prevent the application of Section 363(m) of the Bankruptcy Code.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


P. Century Indemnity Company is a good faith purchaser within the meaning of
Section 363(m) of the Bankruptcy Code and, as such, is entitled to all of the protections afforded thereby. The Century Entities, including Century Indemnity Company, have acted and will be acting in good faith within the meaning of
Section 363(m) of the Bankruptcy Code in effecting the buyback of the Subject Policies contemplated by the Settlement and Buyback Agreement at all times after the entry of this Approval Order.

            Q. The terms and conditions of the Settlement and Buyback Agreement and the Settlement and Buyback Amount to be paid to the Plan Trust, or as otherwise directed by the Court consistent with the terms of the Settlement and Buyback Agreement, on behalf of the Century Entities (i) are fair and reasonable; (ii) constitute reasonably equivalent value and fair consideration for the Subject Policies; and (iii) are within the range of reasonableness required for approval of the Settlement and Buyback Agreement under the Bankruptcy Code and applicable law. The sale of the Subject Policies to Century Indemnity Company under the Settlement and Buyback Agreement will constitute transfers for reasonably equivalent value under Section 548 of the Bankruptcy Code and comparable provisions of non-bankruptcy law.

            R. The sale and transfer of the Subject Policies will (i) be a legal, valid, and effective transfer of all of the rights and interests in and to the Subject Policies to the Century Entities and (ii) vest the Century Entities with good title to, and all of the rights and interests in and to, the Subject Policies free and clear of all Claims, Liens, encumbrances and interests of any kind or nature whatsoever because the standards set forth in Sections 363(f)(1), (f)(2) and (f)(5) of the Bankruptcy Code have been satisfied. Any and all non-debtor holders of Claims, Liens, encumbrances and/or interests of any kind or nature whatsoever in the Subject Policies, if any, who did not object to the Motion and to the sale and transfer of the Subject Policies, or who withdrew their objections, are deemed to have consented pursuant to Section 363(f)(2) of the Bankruptcy Code. Any holder of a Secured Claim or Asbestos Secured Claim who did object to the Motion falls within Sections 363(f)(1) or 363(f)(5) of the Bankruptcy Code and is adequately protected by having its interests, if any, attach to the Settlement and Buyback Amount.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


            S. Consummation of the sale of the Subject Policies will not subject the Century Entities to any debts, liabilities, obligations or Claims of any kind or nature whatsoever, whether known or unknown, contingent or otherwise, existing as of the date hereof or hereafter arising, of or against the Debtors, the other Congoleum Entities or any other Person by reason of such sale of the Subject Policies, including, without limitation, based on any theory of successor or transferee liability.

            T. By entering into the Settlement and Buyback Agreement, the Congoleum Entities and the Century Entities have compromised their positions and have not admitted to or waived any legal, factual or other positions with respect to the Coverage Action, or other disputes between the Congoleum Entities and the Century Entities, the Subject Policies, the insurance relationship between the Congoleum Entities and the Century Entities, or any other matters.

            U. The Settlement Agreement is an Asbestos Insurance Settlement Agreement.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      NOW, THEREFORE, pursuant to Bankruptcy Code Sections 105(a), 363(b) and
(f), 1107 and 1108 and Bankruptcy Rules 2002, 6004, 9014 and 9019(a), IT IS
HEREBY ORDERED, ADJUDGED AND DECREED THAT:

      1. The Motion shall be and hereby is GRANTED in all respects, and the Settlement and Buyback Agreement is hereby approved in all respects. For the reasons set forth herein and on the record at the hearing on the Motion, all objections that have not been withdrawn, resolved, waived or settled are hereby overruled on the merits and all reservations of rights included therein, are overruled on the merits.

      2. The failure specifically to include or reference any particular term or provision of the Settlement and Buyback Agreement in this Approval Order shall not diminish or impair the effectiveness of such term and provision, it being the intent of the Court that the Settlement and Buyback Agreement be authorized and approved in its entirety.

      3. The terms and provisions of the Settlement and Buyback Agreement, together with the terms and provisions of this Approval Order, shall be binding in all respects upon all Entities, including each of the Debtors, their respective Estates, any and all Chapter 7 and Chapter 11 trustees thereof, the Plan Trust, the Plan Trustee, the FCR and each of the Entities whose interests he represents, the Collateral Trust, the Collateral Trustee, the Claimants' Representatives and the Persons who have asserted, and who might subsequently assert, Claims, including Asbestos Claims, against the Debtors, the Plan Trust, the Century Entities and/or the Subject Policies, the Debtors' other creditors, shareholders of any of the Debtors, all Persons claiming an interest under or in the Subject Policies, and all interested parties, administrative agencies, governmental units, federal, state and local officials maintaining any authority with respect to the Settlement and Buyback Amount, and their respective successors and assigns.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      4. The Debtors are hereby authorized, empowered and directed to take all necessary and appropriate acts to carry out and implement the Settlement and Buyback Agreement in accordance with its terms without further order of the Court, including designating the Century Entities as Settling Asbestos Insurance Companies and Protected Parties in the Confirmation Order, and after the Effective Date of the Plan occurs, treating the Century Entities as Settling Asbestos Insurance Companies and Protected Parties under the Plan for all purposes in these Chapter 11 Cases. The designation of the Century Entities as Settling Asbestos Insurance Companies shall entitle the Century Entities to the rights and benefits afforded to Settling Asbestos Insurance Companies under the Plan, including the rights and benefits of the Asbestos Channeling Injunction and any other Section 105 and 524(g) injunctions granted under the Plan and the Confirmation Order with respect to all Claims, including all Plan Trust Asbestos Claims.

      5. The Settlement and Buyback Agreement and this Approval Order constitute valid and binding obligations of the Debtors, their Estates and the Plan Trust, which shall be enforceable in accordance with the terms thereof and shall be binding on the Debtors and their Estates, and any and all successors to and assigns of the Debtors, including the Plan Trust, any Plan Trustee appointed in these Chapter 11 Cases or any other case or proceeding, and all present and future holders of Claims, including without limitation, Plan Trust Asbestos Claims and Demands and any Person who has asserted, and who might subsequently assert, Claims, including Asbestos Claims, against the Debtors, the Plan Trust, the Century Entities and/or the Subject Policies, and all other parties in interest, as set forth in the Settlement and Buyback Agreement. The Confirmation Order and the Plan Trust Agreement shall include as an obligation of the Plan Trust, effective from the creation of the Plan Trust, that such trust shall be subject to and bound by the Settlement and Buyback Agreement and the Approval Order. Upon its creation, the Plan Trust, without further order of any court or action by any Entity, shall be automatically deemed to be a party to the Settlement and Buyback Agreement.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      6. The releases contained in Section VI of the Settlement and Buyback Agreement are hereby approved in all respects and shall be effective in accordance with the terms of the Settlement and Buyback Agreement. All Claims released pursuant to the Settlement and Buyback Agreement shall be deemed dismissed and forever released as of the First Payment Date.

      7. Pursuant to Section 363(b) of the Bankruptcy Code, the Debtors and the Century Entities are further authorized to consummate the provisions of the Settlement and Buyback Agreement that concern the sale, transfer and conveyance of the Subject Policies, free and clear of any Interests to Century Indemnity Company, in accordance with the terms and subject only to the conditions specified herein and in the Settlement and Buyback Agreement.

      8. Accordingly, pursuant to Sections 105(a) and 363(b) and (f) of the Bankruptcy Code, upon the First Payment Date the Debtors will sell, transfer and convey, and will be deemed to have sold, transferred and conveyed, the Subject Policies to Century Indemnity Company free and clear of all Claims, liens, encumbrances and interests of any kind or nature whatsoever, including without limitation any Claims for contribution, indemnity or other liability under the Subject Policies against any of the Century Entities, whether arising prior to, during, or subsequent to the Bankruptcy Case. The sale, transfer and conveyance of these rights and interest shall constitute a legal, valid and effective transfer of the Subject Policies.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      9. The transactions contemplated by the Settlement and Buyback Agreement including, without limitation the sale of the Subject Policies to Century Indemnity Company free and clear of all Interests, are undertaken by the Century Entities in good faith, as that term is used in Section 363(m) of the Bankruptcy Code. Century Indemnity Company shall be deemed a "good faith, purchaser" under
Section 363(m) of the Bankruptcy Code of the rights and interests in the Subject Policies and all of the Century Entities are entitled to the protection provided by such designation without further order of this Court. Accordingly, effective upon the First Payment Date but subject to the satisfaction of the conditions precedent to the Trigger Date, in addition to the injunctions granted under the Plan and the Confirmation Order that will protect the Century Entities as Settling Asbestos Insurance Companies, all Persons and Entities shall be hereby forever enjoined, barred and estopped from asserting any Claims, liens, encumbrances or interests of any kind or nature with respect to the Subject Policies against the Century Entities and their respective property and assets, including the Subject Policies.

      10. The reversal or modification on appeal of the authorization to consummate the sale of the Subject Policies and the transactions contemplated by the Settlement and Buyback Agreement shall not affect the validity of the sale of the Subject Policies to Century Indemnity Company or the other transactions contemplated by the Settlement and Buyback Agreement, unless such authorization is duly stayed pending such appeal.

      11. The Century Entities are not, and shall not be deemed to be, successors to the Debtors and/or their respective bankruptcy estates by reason of any theory of law or equity as a result of consummation of the transactions provided in the Settlement and Buyback Agreement or otherwise. None of the Century Entities shall assume any liabilities of the Debtors or their estates by virtue of having entered into the Settlement and Buyback Agreement. Except to enforce or for breach of the Settlement and Buyback Agreement, the transfer of the Subject Policies to Century Indemnity Company pursuant to the Agreement does not and will not subject or expose any of the Century Entities to any liability, claim, cause of action or remedy.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      12. The Century Entities are not obligated to perform under the Settlement and Buyback Agreement and/or the Settlement and Buyback Agreement shall become null and void, except for Sections I, IV.H, V, IX, XII, XVI and XVII (which Sections shall remain in full force and effect) if, among other things, any of the provisions of a plan of reorganization proposed or filed by the Debtors are inconsistent with the rights and benefits provided to the Century Entities under the Settlement and Buyback Agreement and/or with the duties and obligations of, and releases provided by, the Congoleum Entities under the Settlement and Buyback Agreement and/or otherwise would have a material adverse effect on the interests of the Century Entities under the Settlement and Buyback Agreement. This Order and Settlement and Buyback Agreement will be deemed part of any plan of reorganization for the Debtors and shall be incorporated by reference as if set forth in full. No part of any plan offered by the Debtors shall be interpreted in a manner inconsistent with this Order and Settlement and Buyback Agreement.

      13. The Plan, in furtherance of the sale, transfer and conveyance of the Subject Policies to Century Indemnity Company, free and clear of all Interests, shall provide for, as of the Effective Date, the establishment of the Trust and the effectiveness of the Channeling Injunction in favor of the Century Entities, and the other benefits and protections provided for in the Settlement and Buyback Agreement. In addition, to the extent that any such Plan or other order approving an insurer settlement provides for any additional release, injunction, injunctive protection, covenant not to sue, bar or defense against, from or on any Claim of any Person that may be granted pursuant to the Plan and/or other order to any other insurer that settles with the Debtors, the Century Entities shall be entitled to the full protection, covenant, bar or defense.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      14. This Court shall retain jurisdiction to enforce this Approval Order and to decide any disputes arising with respect to the sale, transfer or conveyance of the Subject Policies, the Settlement and Buyback Agreement and the transactions contemplated therein, and the terms and conditions of this Order. Such jurisdiction shall be retained even if a plan of reorganization is confirmed for the Debtors and/or the bankruptcy case is closed, and the bankruptcy case may be reopened for such purpose.

      15. The Settlement and Buyback Agreement shall govern and control in the event of any conflict or inconsistency between the Settlement and Buyback Agreement and the Plan or any other plan of reorganization or liquidation or order of any type entered in (i) these Chapter 11 Cases, (ii) any subsequent chapter 7 case into which the Chapter 11 Cases may be converted, or (iii) any related proceeding subsequent to entry of this Approval Order. The provisions of this Approval Order are nonseverable and mutually dependent.

      16. Any Claims' that the Century Entities may have against ABI and its predecessors and successors and their officers, directors and employees shall be fully preserved regardless of any contrary terms that may be included in any other plan of reorganization or confirmation order.

Debtor: Congoleum Corp., et al.

Case No: 03-51524

Caption: Order Authorizing and Approving Settlement and Policy Buyback Agreement and Release with Century Entities


      17. This Approval Order shall be effective and enforceable immediately upon entry and its provisions shall be self-executing and shall not be stayed under Bankruptcy Rule 6004(g).

               [The remainder of page is intentionally left blank]

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT B

                         LIST REFERENCED IN SECTION I.G

ACE American Insurance Company (formerly known as CIGNA Insurance Company, formerly known as INA Underwriters Insurance Company, formerly known as Allied Insurance Company, formerly known as Allied Compensation Insurance Company)

ACE Employers Insurance Company (formerly known as CIGNA Employers Insurance Company, formerly known as INA Employers Insurance Company, formerly known as INA Farmers Insurance Company)

ACE Fire Underwriters Insurance Company (formerly known as CIGNA Fire Underwriters Insurance Company, formerly known as Aetna Fire Underwriters Insurance Company)

ACE Indemnity Insurance Company (formerly known as CIGNA Indemnity Insurance Company, formerly known as Alaska Pacific Assurance Company, formerly known as North State Insurance Company)

ACE Lloyds Insurance Company (formerly known as CIGNA Lloyds Insurance Company, formerly known as American Lloyds Insurance Company)

ACE Property & Casualty Insurance Company (formerly known as CIGNA Property & Casualty Insurance Company, formerly known as Aetna Insurance Company)

Allied Insurance Company (formerly known as California Food Industry Insurance Company)

ACE Insurance Company of Illinois (formerly known as CIGNA Insurance Company of Illinois, formerly known as INA Insurance Company of Illinois)

ACE Insurance Company of Ohio (formerly known as CIGNA Insurance Company of Ohio, formerly known as INA Insurance Company of Ohio)

ACE Insurance Company of Texas (formerly known as CIGNA Insurance Company of Texas, formerly known as INA of Texas, formerly known as Pacific Employers Indemnity Company)

ACE Insurance Company of the Midwest (formerly known as CIGNA Insurance Company of the Midwest, formerly known as Aetna Insurance Company of the Midwest)

Atlantic Employers Insurance Company

Bankers Standard Fire and Marine Company (formerly known as Commercial Standard Fire and Marine Company)

Bankers Standard Insurance Company (formerly known as All Risk Insurance
Company)

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT B

Century Indemnity Company in its own capacity and in its capacity as: (1) successor to CIGNA Specialty Insurance Company (formerly known as California Union Insurance Company); (2) successor to CCI Insurance Company as successor to Insurance Company of North America; and (3) successor to CCI Insurance Company as successor to Insurance Company of North America as successor to Indemnity Insurance Company of North America

Central National Insurance Company of Omaha (only to the extent policies issued by Cravens, Dargan & Company, Pacific Coast and its subsidiaries)

Horace Mann Insurance Companies (but only with respect to policies issued before August 1998)

Illinois Union Insurance Company (formerly known as GATX Insurance Company)

Imperial Casualty Company (only to the extent policies were issued by GATX Underwriters, Inc.)

INA Surplus Insurance Company (formerly known as Delaware Reinsurance Company)

Indemnity Insurance Company of North America, in its own capacity and as successor in interest to INA Insurance Company, Connecticut General Fire & Casualty Insurance Company, Indemnity Insurance Company of North America (New
York) and Stuyvesant Insurance Company

Industrial Underwriters Insurance Company

Insurance Company of North America (formerly known as The President and Directors of the Insurance Company of North America)

Motor Vehicle Casualty Company (only to the extent policies issued by Cravens, Dargan & Company, Pacific Coast and its subsidiaries)

Pacific Employers Insurance Company

Service Fire Insurance Company (only to the extent policies issued by Cravens, Dargan & Company, Pacific Coast and its subsidiaries)

U.S. Fire Insurance Company, North River Insurance Company, International Insurance Company, International Surplus Lines Insurance Company, Mount Airy Insurance Company, Viking Insurance Company, Industrial Indemnity Insurance Company, Industrial Indemnity of Alaska Insurance Company and Industrial Underwriters Insurance Company of Dallas, but only to the extent of policies they issued to the Congoleum Entities that were novated to or assumed prior to December 31, 1994 by one of the companies listed in other parts of this Exhibit B

Westchester Fire Insurance Company

Westchester Surplus Lines Insurance Company (formerly known as Industrial Insurance Company of Hawaii, Ltd.)

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT B

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT C

               LIST OF SUBJECT POLICIES REFERENCED IN SECTION XI.A

--------------------------------------------------------------------------------
Policy Number        Name of Alleged Insurer           Alleged Policy Period(2)
--------------------------------------------------------------------------------
XBC 1838             Insurance Company of North        10/13/1965 to 01/01/1967
                     America
--------------------------------------------------------------------------------
                     Insurance Company of North
XBC 40971            America                           01/01/1967 to 01/28/1970
--------------------------------------------------------------------------------
                     Insurance Company of North
XBC 43099            America                           01/28/1970 to 02/16/1973
--------------------------------------------------------------------------------
                     Insurance Company of North
XCP 3904             America                           02/16/1973 to 01/01/1976
--------------------------------------------------------------------------------
                     Insurance Company of North
XCP 3956             America                           12/17/1973 to 01/1/1976
--------------------------------------------------------------------------------
                     Insurance Company of North
XBC 155083           America                           01/01/1985 to 01/01/1986
--------------------------------------------------------------------------------
                     Insurance Company of North
XCPGO 7908702(3)     America                           05/01/1985 to 01/01/1986
--------------------------------------------------------------------------------
XLP GO 790915-9      Cigna Insurance Company(4)        01/01/1986 to 01/01/1987
--------------------------------------------------------------------------------
XLPGO9026824         Cigna Insurance Company(4)        03/07/1986 to 01/01/1987
--------------------------------------------------------------------------------


------------------------------
(2) The "Alleged Policy Period" legend is not binding and is provided only for purposes of generally assisting in identifying the policies and is not intended as a full statement of the Parties positions.
(3) On June 20, 2006, the Superior Court of New Jersey, Law Division, Middlesex County, entered orders in the proceeding entitled Congoleum Corporation v. ACE American Insurance Co., et al., Docket No.: MID-L-8908-01, granted the motion of Century Indemnity Company for judgment and the involuntary dismissal of INA Policy XCP GO 7908702 in accord with the provisions of the Order.
(4) On June 20, 2006, the Superior Court of New Jersey, Law Division, Middlesex County, entered orders in the proceeding entitled Congoleum Corporation v. ACE American Insurance Co., et al., Docket No.: MID-L-8908-01, the motion of ACE American Insurance Company (f/k/a CIGNA Insurance Company) for judgment and the involuntary dismissal ACE American Insurance Company and CIGNA Insurance Company in accord with the provisions of the Order.

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT B

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT D

           POLICIES THAT DO NOT INSURE THE CONGOLEUM FLOORING BUSINESS
                           REFERENCED IN SECTION VI.L

--------------------------------------------------------------------------------
   Policy Number          Name of Alleged Insurer        Alleged Policy Period
--------------------------------------------------------------------------------
     WC 760122            Aetna Insurance Company       03/21/1972 - 01/01/1973
--------------------------------------------------------------------------------

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT E


            EXCLUDED POLICIES ALLEGEDLY ISSUED BY OTHER NON-CENTURY
                       INSURERS REFERENCED IN SECTION I.Y

---------------------------------------------------------------------------------------
                                                                  Policy      Policy
               Carrier Name                    Policy Number    Begin Date  End Date(5)
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 326 WCA        10/12/1972   1/1/1976
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 904 WCA         1/1/1976    1/1/1977
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 905 WCA         1/1/1976    1/1/1977
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 1221 WCA        1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 1222 WCA        1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 1631 WCA        1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 1632 WCA        1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 2061WCA         1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 2062 WCA        1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 2455 WCA        1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 2456 WCA        1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 2079 WCA        1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 2877 WCA        1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 2878 WCA        1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 3267 WCA        1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 3268 WCA        1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Aetna Casualty & Surety Co.                01 XN 3269 WCA        1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
AIU Insurance Co.                          75-100034             1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
AIU Insurance Co.                          75-100996             1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
AIU Insurance Co.                          75 101790             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
AIU Insurance Co.                          75-102500             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
AIU Insurance Co.                          75-102594             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
AIU Insurance Co.                          75-103280             1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
AIU Insurance Co.                          75-103173             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
American Centennial Insurance Company      CC-01-58-52           1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
American Home Assurance Co.                CE 3380176           10/12/1972   1/1/1976
---------------------------------------------------------------------------------------
American Home Assurance Co.                SCLE 80 65427         1/1/1976    1/1/1977
---------------------------------------------------------------------------------------
American Home Assurance Co.                SCLE 80 65428         1/1/1976    1/1/1977
---------------------------------------------------------------------------------------
American ReInsurance Co.                   M0691611              2/16/1973   1/1/1976
---------------------------------------------------------------------------------------
Colonia Insurance Co.                      85-L-1116/01          1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Continental Casualty                       RDU 9973758           1/1/1964    1/1/1967
---------------------------------------------------------------------------------------
Continental Casualty                       RDU 9433828           1/1/1967   1/28/1970
---------------------------------------------------------------------------------------
Continental Casualty                       RDX 0308091604        1/28/1970  2/16/1973
---------------------------------------------------------------------------------------
Continental Casualty                       RDU 8065433           2/16/1973   1/1/1976
---------------------------------------------------------------------------------------
Continental Casualty                       RDX 8937036          12/17/1973   1/1/1975
---------------------------------------------------------------------------------------

-----------------------
(5) The "Alleged Policy Period" legend is not binding and is provided only for purposes of generally assisting in identifying the policies and is not intended as a full statement of the Parties positions.

                                       (i)
                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT E

---------------------------------------------------------------------------------------
                                                                  Policy      Policy
               Carrier Name                    Policy Number    Begin Date  End Date(5)
---------------------------------------------------------------------------------------
Continental Insurance Co.                  EXC 102428            1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Employers Commercial Union                 EY 9399 004           1/28/1970  2/16/1973
---------------------------------------------------------------------------------------
Employers Ins. Of Wausau                   5733-00-200275        1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Employers Ins. Of Wausau                   5734-00-200275        1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Employers Ins. Of Wausau                   5736-00-102319        1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Employers Ins. Of Wausau                   5736-02-102319        1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Employers Ins. Of Wausau                   Unknown               1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 70018             1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 70606             1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 70607             1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 71201             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 71202             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 71653             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 71654             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 73047             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 73048             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 73326             1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Employers Mutual Casualty Co.              MMO 73526             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Employers Mutual Liability Ins. Co. of
Wisconsin                                  0524 00 084282        1/1/1973    1/1/1974
---------------------------------------------------------------------------------------
Employers Mutual Liability Ins. Co. of
Wisconsin                                  0525 00 084282        1/1/1974    1/1/1975
---------------------------------------------------------------------------------------
Employers Mutual Liability Ins. Co. of
Wisconsin                                  0526 00 084282        1/1/1975    3/1/1976
---------------------------------------------------------------------------------------
Excess Insurance Co. Of America            EL 10355              1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Federal Ins. Co.                           7932 98 47            1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Federal Ins. Co.                           (79) 7932-98-47       1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Fireman's Fund                             XLX 1202504          10/12/1972  12/17/1973
---------------------------------------------------------------------------------------
First State Insurance Company              924233                1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
First State Insurance Company              925946                1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
First State Insurance Company              927497                1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
First State Insurance Company              929216                1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
First State Insurance Company              930852                1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
First State Insurance Company              933238                1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
First State Insurance Company              934313                1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 00451             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 00452             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 00856             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 00857             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 01497             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 01498             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT F

---------------------------------------------------------------------------------------
                                                                  Policy      Policy
               Carrier Name                    Policy Number    Begin Date  End Date(5)
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 02027             1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 02028             1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 02545             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Gibraltar Cas. Co.                         GMX 02546             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Granite State Ins. Co.                     80-94046              1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Granite State Ins. Co.                     SCLD 80 94047         1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Granite State Ins. Co.                     6179-0998             1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Granite State Ins. Co.                     6180-1880             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Granite State Ins. Co.                     6481-5121             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Granite State Ins. Co.                     6482-5348             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Granite State Ins. Co.                     6483-5546             1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Granite State Ins. Co.                     6484-0070             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 10276             10/12/1972  12/17/1973
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 10638              1/1/1975    1/1/1976
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 20042              1/1/1976    1/1/1977
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 20227              1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 20482              1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 20789              1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 20943              1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 21208              1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 21396              1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 21696              1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Highlands Ins. Co.                         SR 22005              1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Holland-America Insurance Company          H83678                1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Home Insurance Company                     HEC 9791374           1/28/1970  2/16/1973
---------------------------------------------------------------------------------------
Integrity Insurance Company                XL 200500             1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Integrity Insurance Company                XL 201439             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Integrity Insurance Company                XL 201522             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Integrity Insurance Company                XL 203766             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Integrity Insurance Company                XL 207014             1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Integrity Insurance Company                XL 207970             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Integrity Insurance Company                XL 210163             1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
International Surplus Lines Insurance
Company (ISLIC)                            XSI 10018             1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
International Surplus Lines Insurance
Company (ISLIC)                            XSI 10017             1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    Unknown               1/1/1952    1/1/1953
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    Unknown               1/1/1953    1/1/1954
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    Unknown               1/1/1954    1/1/1955
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LB24-914417-55        1/1/1955    1/1/1956
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LP-24-692115-56       1/1/1956    1/1/1957
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LP-6032-900078-37     1/1/1957    1/1/1958
---------------------------------------------------------------------------------------

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT F

---------------------------------------------------------------------------------------
                                                                  Policy      Policy
               Carrier Name                    Policy Number    Begin Date  End Date(5)
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LP-6032-900078-38     1/1/1958    1/1/1959
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LP-6032-900078-39     1/1/1959    1/1/1960
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LP-632-004138-040-TD931/1/1960    1/1/1961
---------------------------------------------------------------------------------------
                                           LP1-632-004138-041
Liberty Mutual Ins. Co.                    TD 93                 1/1/1961    1/1/1962
---------------------------------------------------------------------------------------
                                           LP1-632-004138-042
Liberty Mutual Ins. Co.                    TD93                  1/1/1962    1/1/1963
---------------------------------------------------------------------------------------
                                           LP1-632-004138-043
Liberty Mutual Ins. Co.                    TD 93                 1/1/1963    1/1/1964
---------------------------------------------------------------------------------------
                                           LP1-632-004138-044
Liberty Mutual Ins. Co.                    TD 93                 1/1/1964    1/1/1965
---------------------------------------------------------------------------------------
                                           LP1-632-004138-045
Liberty Mutual Ins. Co.                    TD 93                 1/1/1965    1/1/1966
---------------------------------------------------------------------------------------
                                           LP1-632-004136-046
Liberty Mutual Ins. Co.                    TD 93                 1/1/1966    1/1/1967
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-632-004138-047    1/1/1967    1/1/1968
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-632-004138-048    1/1/1968    1/1/1969
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-632-004138-049    1/1/1969    1/1/1970
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LGl-632-004138-040    1/1/1970    1/1/1971
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-632-004138-041    1/1/1971    1/1/1972
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-632-004138-042    1/1/1972    1/1/1973
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-641-004051-046    3/1/1976    1/1/1977
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-641-004051-047    1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-641-004051-048    1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LGl-641-004051-049    1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-641-004051-040    1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-612-004157-041    1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-612-004157-042    1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-612-004157-043    1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-612-004157-044    1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    LG1-612-004157-045    1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    RG1-612-004157-046    1/1/1986   8/19/1986
---------------------------------------------------------------------------------------
Liberty Mutual Ins. Co.                    RG1-612-004207-046    8/19/1986  8/19/1987
---------------------------------------------------------------------------------------
London Companies And Lloyds                K21782               11/12/1953  11/12/1954
---------------------------------------------------------------------------------------
London Companies And Lloyds                K21783               11/12/1953  11/12/1954
---------------------------------------------------------------------------------------
London Companies And Lloyds                K21784               11/12/1953  11/12/1954
---------------------------------------------------------------------------------------
London Companies And Lloyds                K28288               11/12/1954   1/1/1958
---------------------------------------------------------------------------------------
London Companies And Lloyds                K28289               11/12/1954   1/1/1958
---------------------------------------------------------------------------------------
London Companies And Lloyds                K28290               11/12/1954   1/1/1958
---------------------------------------------------------------------------------------
London Companies And Lloyds                K28291               11/12/1954   1/1/1958
---------------------------------------------------------------------------------------
London Companies And Lloyds                CK2458                1/1/1958    2/1/1961
---------------------------------------------------------------------------------------

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT F

---------------------------------------------------------------------------------------
                                                                  Policy      Policy
               Carrier Name                    Policy Number    Begin Date  End Date(5)
---------------------------------------------------------------------------------------
London Companies And Lloyds                CK2459                1/1/1958    2/1/1961
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/UHL 0036          1/12/1976   1/1/1977
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/WHL551            4/1/1976    4/1/1977
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/UJL 0056          1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/UJL 0057          1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/UJL 0389          4/1/1977    1/1/1980
---------------------------------------------------------------------------------------
London Companies And Lloyds                WJU551                4/1/1977   12/31/1977
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/WK0151            1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/WK0161            1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/WKT051            1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
London Companies And Lloyds                881/WLT121            1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
London Companies And Lloyds                FUL083067             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
London Companies And Lloyds                FUL083811             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
London Companies And Lloyds                FUL084656             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
London Companies And Lloyds                707/FULD8556          1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 111017004473-5/   10/12/1972   1/1/1976
                                           111017004472-7
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 145821             1/1/1976    1/1/1977
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 152158             1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 148361             1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 160344             1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 706593             1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 723759             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 724778             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 748705             1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 770107             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Midland Insurance Company                  XL 770108             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Mission Insurance Company                  M81757                1/1/1975    4/1/1976
---------------------------------------------------------------------------------------
Mission Insurance Company                  M831963               4/1/1976    4/1/1977
---------------------------------------------------------------------------------------
Mission Insurance Company                  M856066               1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Navigators Insurance Co.                   85-L-1116/01          1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Old Republic Insurance Company             OZX 11607             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Old Republic Insurance Company             OZX 11787             1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Protective National Insurance Company of
Omaha                                      XUB 180-72-81         1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Prudential Reinsurance Company             DXC 901037            1/1/1976    1/1/1977
---------------------------------------------------------------------------------------
Prudential Reinsurance Company             DXC DX0067            1/1/1977    1/1/1978
---------------------------------------------------------------------------------------
Prudential Reinsurance Company             DXC DX 0588           1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Prudential Reinsurance Company             DXC DX 0659           1/1/1978    1/1/1979
---------------------------------------------------------------------------------------
Prudential Reinsurance Company             DXC DX 1356           1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Prudential Reinsurance Company             DXC DX 1357           1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Puritan Insurance Co.                      ML 65 04 47           1/1/1978    1/1/1979
---------------------------------------------------------------------------------------

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT F

---------------------------------------------------------------------------------------
                                                                  Policy      Policy
               Carrier Name                    Policy Number    Begin Date  End Date(5)
---------------------------------------------------------------------------------------
Puritan Insurance Co.                      ML 65 15 58           1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Puritan Insurance Co.                      ML 65 22 64           1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
St. Paul Fire & Marine Insurance Company   590XA0834            10/12/1972   1/1/1976
---------------------------------------------------------------------------------------
Stonewall Insurance                        36000045              1/1/1976    1/1/1977
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 9550 66           1/1/1979    1/1/1980
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 955-427           1/1/1980    1/1/1981
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU055787             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU955786             1/1/1981    1/1/1982
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 956122            1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 956-123           1/1/1982    1/1/1983
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 956394            1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 956395            1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 956652            1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 956653            1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Transit Casualty Company                   SCU 957115            1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Transport Indemnity Co.                    TEL 900359            1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
Transport Indemnity Co.                    TEL 01129C            1/1/1985   7/15/1985
---------------------------------------------------------------------------------------
Twin City Fire                             TXS 102624            1/1/1983    1/1/1984
---------------------------------------------------------------------------------------
Twin City Fire                             TXS103545             1/1/1984    1/1/1985
---------------------------------------------------------------------------------------
U.S. Fire Insurance Co.                    349 001829 9          1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
U.S. Fire Insurance Co.                    H02317                1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Unigard Mutual                             1-0682                2/16/1973  5/19/1975
---------------------------------------------------------------------------------------
United Reinsurance Corp. of NY             85-L-1116/01          1/1/1985    1/1/1986
---------------------------------------------------------------------------------------
Unknown (but not any Century Entity)       Unknown               2/1/1961    1/1/1962
---------------------------------------------------------------------------------------
Unknown (but not any Century Entity)       Unknown               1/1/1962    1/1/1963
---------------------------------------------------------------------------------------
Unknown (but not any Century Entity)       Unknown               1/1/1963    1/1/1964
---------------------------------------------------------------------------------------
Western Employers Insurance Company        EX10-0185-20348       1/1/1985    1/1/1986
---------------------------------------------------------------------------------------

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT F

                   SETTLEMENT AND BUYBACK AGREEMENT EXHIBIT F

         LIST OF POLICIES THAT DO NOT PROVIDE COVERAGE TO CONGOLEUM FOR
              ASBESTOS RELATED CLAIMS REFERENCED IN SECTION I.Y(6)

-----------------------------------------------------------------------------------
                                       Alleged
                  Name of Alleged      Policy       Named
Policy Number        Insurer          Period(7)    Insured       Coverage Type
-----------------------------------------------------------------------------------
EEC005109        California Union    03/86-01/87  Congoleum     Excess Liability
                 Insurance Company                Industries,
                                                  Inc.
-----------------------------------------------------------------------------------
EEC005119        California Union    03/86-01/87  Congoleum     Excess Liability
                 Insurance Company                Industries,
                                                  Inc.
-----------------------------------------------------------------------------------
CRXD35307813     ACE American        08/02-08/03  Congoleum     Property
                 Insurance Company                Corporation
-----------------------------------------------------------------------------------
70551179         ACE International   11/03 -6/04  American      Foreign Liability
                                                  Biltrite Far
                                                  East, Inc.
-----------------------------------------------------------------------------------
S000298098       INA                 12/94-12/95  Missing       Non-owned Aircraft
-----------------------------------------------------------------------------------
XLPG03137739     CIGNA Insurance     07/86-07/87  Hillside      Excess Liability
                 Company
-----------------------------------------------------------------------------------
XLPG00420659     INA                 07/87-07/88  Hillside      Excess Liability
-----------------------------------------------------------------------------------
XCPG1178519-0    INA                 07/88-07/89  Hillside      Excess Liability
-----------------------------------------------------------------------------------
XCPG13016306     INA                 07/89-07/90  Hillside      Excess Liability
-----------------------------------------------------------------------------------
HILLS-675        ACE Insurance       02/88-02/91  Hillside      Excess Liability
                 Company, LTD.
-----------------------------------------------------------------------------------
XCPG1415574-0    INA                 07/90-07/91  Hillside      Excess Liability
-----------------------------------------------------------------------------------
XCPG15154597     Indemnity INA       07/91-07/92  Hillside      Excess Liability
-----------------------------------------------------------------------------------
XCPG14033427     INA                 07/92-07/93  Hillside      Excess Liability
-----------------------------------------------------------------------------------
523-508001-3     North River Ins.    07/87-07/88  Hillside      Umbrella Liability
                 Co.
-----------------------------------------------------------------------------------
524-201743-8     North River Ins.    07/88-07/89  Hillside      Umbrella
                 Co.                                            Liability
-----------------------------------------------------------------------------------
AVG06920         INA                 12/87-12/88  Hillside      Non-owned Aircraft
-----------------------------------------------------------------------------------

----------------------------------
(6) Century Indemnity Company warrants that the following insurance policies listed on Schedule F were novated to or assumed by the Century Entities: North River Insurance Co. Policy 523-508001-3, North River Insurance Co. Policy 524-201743-8 and International Insurance Co. Policy 523-425336-3. Century Indemnity Company agrees that, as of the date of this Settlement and Buyback Agreement, it has not been able to confirm if the following insurance policies were novated to or assumed by the Century Entities, and it agrees that if the following policies were not novated to or assumed by the Century Entities as set forth in Exhibit B, they will be deleted and/or deemed deleted from this Schedule F: International Insurance Co. Policy 523-4496795 and International Surplus Lines Co. Binder No. 7828 (the reference to a "binder" is without prejudice to any argument that the Century Entities may have that a policy or binder was not issued and shall not be construed as a concession or admission that a policy or binder was issued).
(7) The "Alleged Policy Period", "Named Insured", and "Coverage Type" legends are not binding and are provided only for purposes of generally assisting in identifying the policies and are not intended as a full statement of the Parties positions.

                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT F

-----------------------------------------------------------------------------------
                                       Alleged
                  Name of Alleged      Policy       Named
Policy Number        Insurer          Period(7)    Insured       Coverage Type
-----------------------------------------------------------------------------------
S00080366        INA                 12/89-12/90  Hillside      Non-owned Aircraft
-----------------------------------------------------------------------------------
S00133942        INA                 12/90-12/91  Hillside      Non-owned Aircraft
-----------------------------------------------------------------------------------
S00188694        INA                 12/91-12/92  Hillside      Non-owned Aircraft
-----------------------------------------------------------------------------------
S00232944        INA                 12/92-12/93  Hillside      Non-owned Aircraft
-----------------------------------------------------------------------------------
S00267892        INA                 12/93-12/94  Hillside      Non-owned Aircraft
-----------------------------------------------------------------------------------
PRP035502        CIGNA Insurance     08/94-08/95  Hillside      Property
                 Company
-----------------------------------------------------------------------------------
523-425336-3     Int'l Ins. Co.      01/86-01/87  ABI           Excess Liability
-----------------------------------------------------------------------------------
523-4496795      Int'l Ins. Co.      Unknown      ABI           Unknown
-----------------------------------------------------------------------------------
Binder No. 7828  Int'l Surplus       Unknown      ABI           Unknown
                 Lines Co.
-----------------------------------------------------------------------------------
XCC 013227       Pacific Empl. Ins.  07/86-01/87  ABI           Excess Liability
                 Co.
-----------------------------------------------------------------------------------
XCC 013269       Pacific Empl. Ins.  01/87-01/88  ABI           Excess Liability
                 Co.
-----------------------------------------------------------------------------------
XOOG15189393     INA                 04/92-04/93  ABI           Excess Liability
-----------------------------------------------------------------------------------
OGLG15189423     INA                 04/92-04/93  ABI           Primary-CGL
-----------------------------------------------------------------------------------
DOXG21660693001  ACE American        12/03-12/04  ABI           D&O
                 Insurance Company
-----------------------------------------------------------------------------------
DOXG21660693002  ACE American        12/04-12/05  ABI           D&O
                 Insurance Company
-----------------------------------------------------------------------------------
DOXG21660693003  ACE American        12/05-12/06  ABI           D&O
                 Insurance Company
-----------------------------------------------------------------------------------
NO1250565        ACE American        12/04-12/07  ABI           Kidnap & Ransom
                 Insurance Company
-----------------------------------------------------------------------------------
G21667973001     ACE American        12/04-12/05  ABI           Commercial Crime
                 Insurance Company
-----------------------------------------------------------------------------------
G21667973002     Westchester Fire    12/05-12/06  ABI           Commercial Crime
                 Insurance Company
-----------------------------------------------------------------------------------
PFF054569        ACE American        06/03-06/04  ABI           Foreign Liability
                 Insurance Company
-----------------------------------------------------------------------------------
PFF073879        ACE American        06/04-06/05  ABI           Foreign Liability
                 Insurance Company
-----------------------------------------------------------------------------------



                                                          SETTLEMENT AND BUYBACK
                                                            AGREEMENT EXHIBIT F